UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under § 240.14a-12

Outdoor Holding Company

(Name of Registrant as Specified in its Charter)

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

7681 East Gray Road

Scottsdale, Arizona 85260

July [●], 2025

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Outdoor Holding Company (formerly, AMMO, Inc) (the “Company”) and any adjournments, postponements or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Friday, August 29, 2025 virtually at www.virtualshareholdermeeting.com/POWW2025 at 12:00 PM Eastern Time.

The matters to be voted on at the Annual Meeting by the holders of our common stock, par value $0.001 per share (“Common Stock”), are: (i) election of five director nominees to serve on our board of directors (our “Board”) until the Company’s 2026 annual meeting of stockholders, (ii) ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending March 31, 2026, (iii) approval of the Outdoor Holding Company 2025 Long-Term Incentive Plan, (iv) approval, for the purpose of complying with Nasdaq Rules 5635(b) and (d), of the issuance of up to 13,000,000 shares of our Common Stock pursuant to a warrant issuable to an affiliated designee of Steven F. Urvan, Chairman of the Board and our Chief Executive Officer, in connection with the settlement agreement we previously entered into, which became effective on May 30, 2025, (v) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Common Stock at a ratio in the range of 1-for-5 to 1-for-10, with the exact ratio to be determined at the discretion of the Board, (vi) approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (vii) approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation. We may also transact such other business that may properly come before the Annual Meeting. Our Board recommends that you vote in accordance with our Board’s recommendations on all proposals.

Stockholders of record at the close of business on June 30, 2025 are entitled to notice of and are cordially invited to attend the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY via the Internet or telephone as set forth in the Notice of Internet Availability of Proxy Materials with respect to the Annual Meeting (the “Notice”). If you request to receive a paper copy of the proxy materials, you may also vote by completing, signing and dating the accompanying proxy card and mailing it in the enclosed postage pre-paid envelope. Voting by any of these methods will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend.

The Notice is first being mailed, and the proxy statement and form of proxy card with respect to the Annual Meeting are first being made available, to stockholders on or about July [●], 2025.

On behalf of everyone at Outdoor Holding Company., we are grateful for your continued trust and support. Thank you for being an Outdoor Holding Company stockholder.

By order of the Board of Directors,

/s/ Steven F. Urvan
Steven F. Urvan
Chairman and Chief Executive Officer

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

Outdoor Holding Company

7681 East Gray Road

Scottsdale, Arizona 85260

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on August 29, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Outdoor Holding Company (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) will be held at 12:00 PM Eastern Time on Friday, August 29, 2025 virtually at www.virtualshareholdermeeting.com/POWW2025. As a stockholder, you will be able to attend and participate in the Annual Meeting virtually and will have the opportunity to listen to the meeting live and vote.

As described more fully in the Company’s proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”), at the Annual Meeting, the holders of our common stock, par value $0.001 per share (“Common Stock”) will be asked to vote on the following matters:

(1) Director Election Proposal – to elect five directors to serve on our Board of Directors until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

(2) Auditor Ratification Proposal – to ratify the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm for the fiscal year ending March 31, 2026;

(3) Incentive Plan Proposal – to approve the Outdoor Holding Company 2025 Long-Term Incentive Plan (the “2025 Plan”);

(4) Warrant Share Issuance Proposal – to approve, for the purpose of complying with the applicable rules of the Nasdaq Capital Market (“Nasdaq” and such rules, the “Nasdaq Rules”), including but not limited to Nasdaq Rule 5635(b) and (d), the issuance of a warrant (the “Additional Warrant”) and the issuance of up to 13,000,000 shares of our Common Stock upon exercise of the Additional Warrant to an affiliated designee of Steven F. Urvan, Chairman of the Board and our Chief Executive Officer, pursuant to the Settlement Agreement (as defined in the accompanying Proxy Statement) that became effective on May 30, 2025;

(5) Reverse Stock Split Proposal – to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio in the range of 1-for-5 to 1-for-10 (the “Reverse Stock Split”), with the exact ratio to be determined at the discretion of the Board, to be effected at such time and date, if at all, as determined by the Board, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting;

(6) Say-on-Pay Proposal – to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement;

(7) Say-on-Frequency Proposal – to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation; and

(8) to transact any other business that may properly come before the Annual Meeting.

Stockholders of record at the close of business on June 30, 2025 are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are urged to submit their votes even if they sold their shares after such date.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. We urge you to VOTE TODAY via the Internet or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials with respect to the Annual Meeting (the “Notice”) that the Company has mailed to all stockholders. If you request to receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the postage-paid envelope provided. Voting by any of these methods does not deprive you of your right to attend and to vote your shares at the Annual Meeting in person. More information on voting and attending the Annual Meeting can be found in the accompanying Proxy Statement. Please refer to the instructions on the form of proxy card and the Notice. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. We urge you to instruct your broker, bank or other nominee to vote your shares “FOR” our Board’s director nominees, “FOR” Proposals 2, 3, 4, 5, and 6, and "3 YEARS" with respect to Proposal 7.

OUR BOARD STRONGLY RECOMMENDS VOTING “FOR” EACH OF OUR BOARD’S DIRECTOR NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4, 5, and 6, and "3 YEARS" WITH RESPECT TO PROPOSAL 7.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 29, 2025:

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission, we are making this notice and the accompanying proxy statement, proxy card and 2025 Annual Report available to stockholders electronically via the Internet at the following website: www.virtualshareholdermeeting.com/POWW2025.

By Order of the Board of Directors,

Steven F. Urvan

Chairman and Chief Executive Officer

July [●], 2025

TABLE OF CONTENTS

(continued)

PROXY STATEMENT FOR

2025 ANNUAL MEETING OF STOCKHOLDERS OF

OUTDOOR HOLDING COMPANY

to be held on August 29, 2025

_______________________

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Outdoor Holding Company, a Delaware corporation (the “Company,” “we,” “us,” or “our”), for the 2025 Annual Meeting of Stockholders scheduled to be held on August 29, 2025 (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) at 12:00 PM, Eastern Time. The Annual Meeting will be held in a virtual format only, via a live webcast.

Only stockholders of record at the close of business on June 30, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 117,110,797 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting. The Notice of Internet Availability of Proxy Materials, or this Proxy Statement and the accompanying proxy card, Notice of Annual Meeting of Stockholders and Annual Report for the year ended March 31, 2025 (the “Annual Report”), as applicable, are first expected to be made available to stockholders on or about July [●], 2025.

ABOUT OUTDOOR HOLDING COMPANY

We are the owner of the GunBroker.com Marketplace, a leading online marketplace serving the firearms and shooting sports industries ("GunBroker" or the "Marketplace").

Through our Marketplace, we allow third party sellers to list items consisting of firearms, hunting gear, fishing equipment, outdoor gear, collectibles, and much more, while facilitating compliance with federal and state laws that govern the sale of firearms and other restricted items. This allows our base of over 8.4 million users to follow ownership policies and regulations through our network of over 32,000 federally licensed firearms dealers who serve as transfer agents. The nature and operation of the Marketplace as an online auction and sales platform also affords us a unique view into the total domestic market for the purpose of understanding sales trends at a granular level across all elements of the outdoor sports and shooting space. We generate revenue from marketplace fees, which includes auction revenue, compliance fee revenue,banner advertising campaign revenue and shipping revenue. Our vision is to expand the services on GunBroker and to become a peer to those in our industry. Recent expansions we have made to the platform include the following:

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Enhanced Shopping Cart Experience: Buyers can now purchase multiple items from multiple sellers in a single checkout process, improving transaction flow and user convenience.
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Improved Checkout for Auctions and Offers: Won auctions, accepted offers, and add-on items now flow through the cart checkout system providing a more seamless purchasing experience.
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Outdoor Analytics: Formerly known as GunBroker Analytics, this tool provides participants, including sellers, manufacturers, and industry stakeholders with access to actionable insights based on the platform’s extensive transaction and listing data.
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GunBroker Advertising: This service assists sellers, manufacturers and service providers in promoting their listings and businesses through targeted digital advertising. Offers include content development, promotional emails, and banner advertisements tailored to the outdoor and shooting sports communities.
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New Homepage Redesign: We launched a fully re-imagined GunBroker.com homepage to deliver a more modern, intuitive, and efficient user experience. The redesign features enhanced visual layout, simplified navigation, dynamic promotional banners, and configurable widgets.
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Manufacturer Rebates and Buy Links: GunBroker actively promotes manufacturer rebates through its website and email campaigns. Listings with qualifying Universal Product Codes are automatically included in these promotions. Additionally, we collaborate with manufacturers to feature direct purchase links on their websites, guiding customers to new items available on GunBroker.
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Collector’s Elite Platform: This premium marketplace tier supports curated, high-value listings for rare and collectible firearms. Collector’s Elite offers sellers specialized exposure, and an exclusive listing format tailored to discerning buyers.
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Financing Tools for Sellers: We introduced integrated financing options that enable sellers to offer flexible payment plans to qualified buyers, helping expand purchasing power and drive sales of higher-value items.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf at the Annual Meeting. By voting your proxy via the Internet, phone, or, by mailing a proxy using the instructions detailed on the Notice of Internet Availability of Proxy Materials (the “Notice”), you are giving the Company’s designated proxy holders, Steven F. Urvan and Paul Kasowski, the authority to vote your shares in the manner you indicate on your proxy card or in your Internet or phone submission. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of printed proxy materials?

In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our stockholders, we have elected to furnish such materials to selected stockholders by providing access to these documents over the Internet. Accordingly, on or about July [●], 2025, we will provide the Notice to select stockholders of record and beneficial owners. These stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the printing and distribution of our proxy materials.

What is the purpose of the 2025 Annual Meeting?

The 2025 Annual Meeting is being held to ask our stockholders to consider and act upon the following matters:

(1) Director Election Proposal – to elect five directors to serve on our Board of Directors until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified (the “Director Election Proposal”);

(2) Auditor Ratification Proposal – to ratify the appointment of Withum Smith+Brown, PC as our independent registered public accounting firm for the fiscal year ending March 31, 2026 (the “Auditor Ratification Proposal”);

(3) Incentive Plan Proposal – to approve the Outdoor Holding Company 2025 Long-Term Incentive Plan (the “2025 Plan”) (the “Incentive Plan Proposal”);

(4) Warrant Share Issuance Proposal – to approve, for the purpose of complying with the applicable rules of the Nasdaq Capital Market (“Nasdaq” and such rules, the “Nasdaq Rules”), including but not limited to Nasdaq Rule 5635(b) and (d), the issuance of a warrant (the “Additional Warrant”) and the issuance of up to 13,000,000 shares of our Common Stock upon exercise of the Additional Warrant to an affiliated designee of Steven F. Urvan, Chairman of the Board and our Chief Executive Officer, pursuant to the Settlement Agreement (as defined in Proposal 4) that became effective on May 30, 2025 (the “Warrant Share Issuance Proposal”);

(5) Reverse Stock Split Proposal – to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Common Stock at a ratio in the range of 1-for-5 to 1-for-10 (the “Reverse Stock Split”), with the exact ratio to be determined at the discretion of the Board, to be effected at such time and date, if at all, as determined by the Board, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting (the “Reverse Stock Split Proposal”);

(6) Say-on-Pay Proposal – to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement (the “Say-on-Pay Proposal”);

(7) Say-on-Frequency Proposal – to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation (the “Say-on-Frequency Proposal”); and

(8) to transact any other business that may properly come before the Annual Meeting.

What does the Board recommend?

The Board recommends that you vote as follows, whether or not you plan to attend the Annual Meeting:

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Proposal No. 1 – FOR the Director Election Proposal;
•
Proposal No. 2 – FOR the Auditor Ratification Proposal;
•
Proposal No. 3 – FOR the Incentive Plan Proposal;
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Proposal No. 4 – FOR the Warrant Share Issuance Proposal;
•
Proposal No. 5 – FOR the Reverse Stock Split Proposal;

•
Proposal No. 6 – FOR the Say-on-Pay Proposal; and
•
Proposal No. 7 – 3 YEARS with respect to the Say-on-Frequency Proposal.

Who may attend and vote at the Annual Meeting?

You are entitled to participate in the Annual Meeting only if you were a holder of record of Common Stock as of the close of business on the Record Date, which is June 30, 2025, or you hold a valid proxy for the Annual Meeting. Stockholders must pre-register in order to attend and vote by ballot at the Annual Meeting. Please see the section below “How do I attend the Annual Meeting?” for instructions about how to pre-register.

We will be hosting the Annual Meeting live via the Internet rather than in person. Even if you plan to attend the Annual Meeting virtually, we recommend that you also vote by proxy as soon as possible so that your vote will be counted if you later decide not to attend the Annual Meeting.

How do I attend the Annual Meeting?

We will be hosting the Annual Meeting online via live webcast. A summary of the information you need to attend the Annual Meeting online is provided below:

Record Holders. If you were a stockholder of record (i.e., you held your shares through book entry or a certificate registered in your name) on June 30, 2025, you may virtually attend and participate in the Annual Meeting by logging in to www.virtualshareholdermeeting.com/POWW2025 using the control number on the proxy card or voting instruction form contained in the proxy materials. If you are not a stockholder or do not have a control number, you will not be able to participate. If you are a stockholder of record and you have misplaced your proxy card or encounter any issues or difficulties with registration, please call Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-844-942-0759.

The live webcast of the Annual Meeting will begin promptly at 12:00 p.m. Eastern Time on August 29, 2025. You may join the Annual Meeting by accessing www.virtualshareholdermeeting.com/POWW2025 using the control number on the proxy card or voting instruction form that accompanied the proxy materials. We encourage our stockholders to access the meeting in advance of the designated start time. Online check-in will begin at 11:45 a.m. Eastern Time and you should allow ample time for the check-in procedures.

Beneficial Owners. If you were a beneficial owner on June 30, 2025 (i.e., you held your shares in “street name” through an intermediary, such as a broker, bank or other nominee), you should contact your broker, bank or other nominee to obtain your control number or otherwise vote through your broker, bank or other nominee.

May I ask questions at the Annual Meeting?

Yes. We expect that most of our directors and executive officers will attend the Annual Meeting and may be available to answer questions and make a statement if they desire to do so. We will provide our stockholders the opportunity to ask questions and make statements. Instructions for submitting questions and making statements will be posted on the Annual Meeting website. The question-and-answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting, and may include certain procedural requirements.

To allow us to answer questions from as many stockholders as possible, we may limit each stockholder to two questions. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

How many shares are outstanding? What constitutes a quorum?

At the close of business on June 30, 2025, the Record Date for the Annual Meeting, 117,110,797 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.

Business may not be conducted at the Annual Meeting unless a quorum is present. Under the Bylaws of the Company (as amended, the “Bylaws”), the presence in person or by proxy of the holders of 33.33% of the stock of the Company issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum with respect to all matters presented. If you submit a properly executed proxy or voting instruction card via mail or properly cast your vote via the Internet or the phone, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal.

What are the voting rights of stockholders? How many votes do I have?

Holders of shares of Common Stock are entitled to one vote per share owned on each matter that is properly brought before the Annual Meeting and on which our common stockholders are entitled to vote.

Cumulative voting is not permitted in the election of directors.

What is the difference between a stockholder of record and a “street name” holder? How do I vote my shares held in “street name”?

If your shares are registered directly in your name with the Company’s transfer agent, you are considered the stockholder of record, or a registered holder, with respect to those shares. The Notice will be delivered directly to you.

If your shares are held in a brokerage account or through a bank or other nominee (in “street name”), you are considered the beneficial owner of those shares and your broker, bank or other nominee is considered the record holder of those shares.

Your broker, bank or other nominee has sent you a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares. You must follow these instructions in order for your shares held in street name to be voted, unless such shares are held by a bank or other nominee (other than a broker) and you have an arrangement with the nominee granting such nominee discretionary authority to vote your shares. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your broker, bank or other nominee, by following the instructions on the voting instruction form, to vote your shares in line with the Board’s recommendations on the voting instruction form.

How do stockholders vote?

Record Holders. If you are a record holder, you may vote your shares via one of the following methods:

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Voting at the Annual Meeting. You will have the right to vote during the Annual Meeting at www.virtualshareholdermeeting.com/POWW2025. To vote during the Annual Meeting, you will need to enter the control number received with your Notice or proxy card.
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Vote on the Internet. You may vote online by going to www.proxyvote.com and following the instructions provided in your Notice or proxy card. On the voting website, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future Notices or proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m. Eastern Time on August 28, 2025.
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Vote by Telephone. You may vote by telephone by dialing the telephone number shown on your Notice, proxy card or voting instruction card. Have your proxy card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m. Eastern Time on August 28, 2025.
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Vote by Mail. If you received or requested printed copies of the proxy materials by mail, you may choose to vote by mail by marking your proxy card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please allow sufficient time for mailing if you decide to vote by mail, as it must be received by 11:59 p.m. Eastern Time on August 28, 2025.

The proxy card and voting instructions, as applicable, are fairly simple to complete. By completing and submitting the proxy card or by submitting your voting instructions via the Internet or by telephone, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Steve Urvan and Paul Kasowski to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly sign and transmit your proxy, but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

Beneficial Owners. If you hold some or all of your shares in “street name,” your broker, bank or other nominee should provide to you a request for voting instructions along with the Company’s proxy materials. Reference the materials provided by your broker, bank or other nominee to determine whether you may submit your voting instructions by Internet or telephone. You may also direct your nominee how to vote your shares by completing a voting instruction card. If you partially complete the voting instructions but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?”

Alternatively, if you hold your shares in “street name” and want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy, you will not be able to vote your “street name” shares virtually at the Annual Meeting.

What shares are included on a proxy or voting instruction card?

Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank or other nominee. Please vote the shares on each proxy card or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.

What is the deadline for voting?

The deadline for voting electronically is 11:59 p.m. (Eastern Time) on August 28, 2025. If voting by mail, we must have received your proxy card by this time. If you attend the Annual Meeting virtually, you may vote your shares electronically during the meeting. However, even if you plan to attend the Annual Meeting, we still encourage you to vote your shares ahead of time to ensure your voice is heard.

What is a broker non-vote?

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker, bank or other nominee does not have discretionary authority to vote your shares with respect to the Director Election Proposal, the Incentive Plan Proposal, the Warrant Share Issuance Proposal, the Say-on-Pay Proposal and the Say-on-Frequency Proposal. Your broker, bank or other nominee has discretionary authority to vote your stock with respect to the Auditor Ratification Proposal and the Reverse Stock Split Proposal. Therefore, if you do not provide voting instructions to your broker, bank or other nominee regarding the Auditor Ratification Proposal or the Reverse Stock Split Proposal, your broker, bank or other nominee will be permitted to vote your stock at its discretion.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

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delivering written notice to Tod Wagenhals, the Company’s Secretary, that is received before the Annual Meeting;
•
submitting a later dated proxy by mail or over the Internet in accordance with the instructions in the form of proxy card for submitting a proxy card; or
•
voting your shares electronically during the Annual Meeting.

If your shares are held in street name, you should contact your broker, bank or other nominee to change your vote.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of Common Stock present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect on the Say-on-Frequency Proposal, but will have the same effect as a vote cast “against” the applicable Director Nominee, the Auditor Ratification Proposal, the Incentive Plan Proposal, the Warrant Share Issuance Proposal, the Reverse Stock Split Proposal and the Say-on-Pay Proposal.

Broker non-votes will be included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the Director Election Proposal, the Incentive Plan Proposal, the Warrant Share Issuance Proposal, the Say-on-Pay Proposal or the Say-on-Frequency Proposal. Broker non-votes are not applicable to either the Auditor Ratification Proposal or the Reverse Stock Split Proposal because your broker, trust, bank or other nominee has discretionary authority to vote your shares of common stock with respect to such “routine” proposals

What vote is required to approve each proposal at the Annual Meeting?

Assuming a quorum is present, the vote of the holders of a majority of the stock having voting power present in person (which includes virtual attendance at the Annual Meeting) or represented by proxy at the Annual Meeting is required for approval of each proposal (other than the Say-on-Frequency Proposal). For the Say-on-Frequency Proposal, the frequency of future advisory votes on executive compensation will be approved by a plurality vote of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal, such that the option receiving the most votes will be considered the recommendation of the stockholders.

Approval of any other matter that comes before the Annual Meeting generally will require the affirmative vote of a majority of the stock having voting power present in person or represented by proxy at the meeting, although a different number of affirmative votes may be required, depending on the nature of such matter.

Who will count the votes?

The Carideo Group will serve as the independent inspector of election (the “Inspector of Election”) and, in such capacity, will count and tabulate the votes.

Where can I find the voting results of the Annual Meeting?

We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

If I can’t attend the Annual Meeting, can I vote later?

We encourage stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the Notice and proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

What happens if the Annual Meeting is adjourned?

Unless a new Record Date is fixed, your proxy will still be valid and may be used to vote shares of Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted upon at the Annual Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Matt Blazei at CoreIR at mattb@coreir.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE VIA THE INTERNET OR BY PHONE AS INSTRUCTED ON THE NOTICE AND FORM OF PROXY CARD, OR TO SIGN, DATE AND RETURN THE PROXY CARD ACCOMPANYING ANY PAPER COPY OF THIS PROXY STATEMENT SENT TO STOCKHOLDERS, “FOR” THE COMPANY’S DIRECTOR NOMINEES, “FOR” PROPOSALS 2, 3, 4, 5 AND 6, AND “3 YEARS” WITH RESPECT TO PROPOSAL 7.

PROXIES WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES, “FOR” EACH OF PROPOSALS 2, 3, 4, 5 AND 6, AND "3 YEARS" WITH RESPECT TO PROPOSAL 7. THE COMPANY’S NAMED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Your Vote Is Important. Whether You Own One Share or Many,

Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board currently consists of six directors: Richard R. Childress, Randy E. Luth, Christos Tsentas, Steven F. Urvan, Wayne Walker and Russell William Wallace, Jr. The number of members of our Board may be fixed from time to time by action of the Board to not less than one nor more than nine directors.

The Board has nominated five directors, Christos Tsentas, Steven F. Urvan, Wayne Walker, Houman Akhavan, and David Douglas for election at the Annual Meeting by the stockholders (collectively, the “Director Nominees” and each, a “Director Nominee”). Our Board did not nominate Mr. Childress, Mr. Luth or Mr. Wallace, each of whom currently serves on our Board, to stand for re-election when their current terms expire at the Annual Meeting. We are grateful to have benefited from Mr. Childress’s, Mr. Luth's and Mr. Wallace’s expertise, valuable business insights and strong commitment to the Company and our stockholders. Mr. Childress’s, Mr. Luth's and Mr. Wallace’s departure from the Board is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to our Bylaws, each director that is elected at an annual meeting of stockholders, and each director that is elected to fill a vacancy or newly created directorship, shall hold a term of office that expires at the next annual meeting of stockholders and until his or her successor has been duly elected and qualified. The Board has nominated each Director Nominee for election as a director to serve for a term expiring at the annual meeting of stockholders to be held in 2026 and until his or her respective successor is duly elected and qualified.

Should any Director Nominee become unable or unwilling to accept his or her nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. The Director Nominees have each expressed an intention to serve the entire term for which election is sought.

The Board believes that each Director Nominee has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The information set forth under the heading “Profiles of Our Director Nominees” details the Director Nominees’ business experience and qualifications that led to the nomination by the Nominations and Corporate Governance Committee of the Board (the “Nominations and Corporate Governance Committee”) and approval by the Board for recommendation of each individual for election.

Directors and Director Nominees

The following table sets forth the name, age and position of the directors currently serving on our Board and the Director Nominees:

Name	Age	Positions
Steve F. Urvan	59	Chief Executive Officer and Chairman
Richard R. Childress(1)	79	Director
Randy E. Luth(1)	71	Director
Christos Tsentas	38	Director
Wayne Walker	66	Director
Russell William Wallace, Jr.(1)	68	Director
Houman Akhavan(2)	47	Director Nominee
David Douglas(2)	61	Director Nominee
(1)
Our Board did not nominate Richard R. Childress, Randy E. Luth or Russell William Wallace, Jr., each of whom currently serves on our Board, to stand for re-election when their current term expires at the Annual Meeting.
(2)
The Board, upon recommendation of the Nominations and Corporate Governance Committee has nominated David Douglas and Houman Akhavan as new Director Nominees to serve on our Board.

When considering whether the Director Nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in the directors’ individual biographies set forth below.

Profiles of Our Director Nominees

Below is a discussion of the business experience of and certain other biographical information with respect to each of the Director Nominees (including those who currently serve on the Board):

Christos Tsentas has been a director of the Company since November 2022. Mr. Tsentas has served as a Partner of Albion River LLC, a private direct investment firm focusing on aerospace, defense and government-related opportunities since 2020. Earlier, he served as an investment banker at Kipps DeSanto & Co., an M&A advisory firm focused on the aerospace and defense markets, from 2009 to 2015. Mr. Tsentas serves on the board of directors of Magpul Industries Corporation, a designer and manufacturer of firearms accessories and outdoor lifestyle products. Mr. Tsentas holds a Bachelor of Science in Finance and Accounting from the University of Virginia and a Master of Business Administration from Columbia Business School.

The Board of Directors determined that Mr. Tsentas possesses attributes that qualify him to serve as a member of the Board, including his experience as an investment banker with a focus on the defense industry and as a board member of a designer and manufacturer of firearms accessories.

Steve F. Urvan was appointed as the Company’s Chief Executive Officer effective May 30, 2025 and has been a director of the Company since April 2021. Mr. Urvan was employed by the Company from April 2021 through January 5, 2023 as the Chief Strategy Officer of GunBroker.com. Mr. Urvan is the Founder and has been the CEO of BitRail, a compliant payments infrastructure, since February 2018. Mr. Urvan founded GunBroker.com in 1999 and served as its CEO until the Company acquired it in April 2021. Mr. Urvan has spent over 20 years as an entrepreneur, advisor, and investor with a passion for building and growing companies across various industries, but always with a focus of technology as a core or enabler. Mr. Urvan remains active in other companies that he founded including Outdoors.com Digital Media, an outdoor lifestyle website, App Cohesion, an e-commerce technology platform, and Gemini Southern, a merchant bank.

The Board of Directors determined that Mr. Urvan possesses attributes that qualify him to serve as a member of the Board, including his extensive experience building and leading GunBroker.com and his deep knowledge of the firearms and ammunitions industry via that leadership.

Wayne Walker has been a director of the Company since November 2022. Mr. Walker has more than 30 years of experience in corporate law, governance and corporate restructuring, including 15 years at the DuPont Company in the Securities and Bankruptcy Group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. In 2003, Mr. Walker founded Walker Nell Partners, Inc., an international business consulting firm providing corporate governance and restructuring, fiduciary services, litigation support, and other services to client corporations and law firms, where he continues to serve as President. Earlier in his career, Mr. Walker served as Partner at Parente Beard LLC, an accounting firm, from 2001 to 2004 and as Senior Legal Counsel at E. I. du Pont de Nemours and Company from 1984 to 1998. He has served (i) on the board of directors of Wrap Technologies, Inc. (Nasdaq: “WRAP”), a global public safety technology and services company, since 2018 where he currently serves as chairman of the board and as a member of the board’s compensation committee, (ii) as chairman of the board of Petro Pharmaceuticals, Inc. (Nasdaq: “PTPI”), a men’s health company, since 2020, (iii) on the board of directors of AYRO, Inc. (Nasdaq: “AYRO”), a designer and producer of all-electric vehicles, since 2020 and (iv) on the board of directors of Pitcairn Trust Company, a national advisor to family offices, since 2018. He is the former Vice President of the Board of Education of the City of Philadelphia, Chairman of the Board of Trustees of National Philanthropic Trust, a public charity that holds over $20 billion of assets under management, and Chairman of the Board of Directors for Habitat for Humanity International, a global non-profit, non-governmental housing organization. Mr. Walker holds a B.A. from Loyola University New Orleans and a J.D. from the Columbus School of Law at the Catholic University of America. He also studied finance for non-financial managers at the University of Chicago’s Graduate School of Business.

The Board of Directors determined that Mr. Walker possesses attributes that qualify him to serve as a member of the Board, including his extensive public company board experience and his experience as an attorney for a large publicly traded company. The Board of Directors determined that Mr. Walker’s substantial knowledge and more than 30 years of experience in corporate governance, restructuring and corporate litigation enhances the Board’s corporate governance and related experience.

Houman Akhavan is a seasoned e-commerce and digital marketing executive with over 25 years of experience leading growth and transformation across public and private companies. He currently serves as CEO of GCheck.com, a technology-driven provider in the pre-employment background check space, and sits on the Board of Directors at CDON Group (Nasdaq: CDON.ST), a leading Nordic online marketplace. Mr. Akhavan previously served as Chief Marketing Officer at CarParts.com (Nasdaq: PRTS), where he led major digital initiatives including platform consolidation, mobile-first transformation, and the implementation of scalable marketing infrastructure. Under his leadership, CarParts.com was recognized by Similarweb as the fastest-growing e-commerce site in the automotive aftermarket. Mr. Akhavan brings deep expertise in performance marketing, customer acquisition, online marketplaces, and digital strategy. Mr. Akhavan studied Computer Information Technology at Mt. Sierra College.

The Board of Directors determined that Mr. Akhavan possesses attributes that qualify him to serve as a member of the Board, including his public company board experience and extensive experience as an executive for public companies. The Board of Directors determined that Mr. Akhavan's substantial knowledge and experience in e-commerce, performance marketing, customer acquisition, and online marketplaces will bring a unique, accretive, and much-needed e-commerce perspective to the Board.

David Douglas is an experienced financial executive with over two decades of leadership across private and growth-stage companies, with a focus on manufacturing, consumer products, and defense-related industries. He currently serves as Chief Financial Officer and a member of the Board of Directors at HUXWRX Safety Co. LLC, a manufacturer of safety and suppressor technologies designed for both commercial and defense applications. In this role, Mr. Douglas oversees all financial operations, including capital strategy, financial reporting, and compliance, while playing a key role in corporate governance and strategic planning. Prior to joining HUXWRX, Mr. Douglas held senior finance and strategy roles at multiple industrial and middle-market businesses, where he was responsible for executing turnaround strategies, optimizing operational performance, and leading capital raises. He began his career in investment banking and private equity, where he developed a strong foundation in capital markets, transaction structuring, and portfolio company oversight. Mr. Douglas holds a Master of Business Administration from The Wharton School at the University of Pennsylvania and a Bachelor of Arts in Economics from the University of Pennsylvania.

The Board of Directors determined that Mr. Douglas possesses attributes that qualify him to serve as a member of the Board, including his deep experience in financial leadership, operational strategy, and corporate governance. The Board also determined that Mr. Douglas’s extensive background in managing finance and compliance functions in growth-oriented companies, along with his current role as CFO and director of a mission-driven manufacturing business, will bring valuable insight and financial expertise to the Board.

Board Highlights

The Board is currently comprised of six directors, five of whom qualify as independent directors under applicable standards of Nasdaq. The Board seeks members with varying professional backgrounds and other differentiating perspectives and characteristics who combine a broad spectrum of experience and expertise with a reputation for integrity and passion for the firearms, ammunition, hunting and outdoor sporting industries. The Board believes that maintaining a diverse membership enhances the Board’s discussions and oversight of the Company and enables the Board to better represent all of the Company’s stockholders.

The Company maintains a corporate membership in the National Association of Corporate Directors (the “NACD”), which provides each director with access to continuing education, research materials, and publications relating to corporate governance, board leadership, and other topical information.

For more information about the Board and Corporate Governance, see "Corporate Governance" below.

Family Relationships and Arrangements

The Company’s Executive Vice President and Secretary, Tod Wagenhals, is the son of Fred Wagenhals, who served as our Executive Chairman until April 4, 2025. Except for the foregoing, there are no family relationships between our directors and any of our executive officers.

On November 3, 2022, the Company entered into a Settlement Agreement (the “2022 Urvan Settlement Agreement”) with Mr. Urvan and Susan T. Lokey, pursuant to which the Company is obligated to include Messrs. Urvan, Tsentas and Walker (collectively, the "Urvan Group Directors") in its director candidates slate for each annual meeting of stockholders until twenty (20) calendar days after the date of Mr. Urvan’s departure from the Board. In the event any Urvan Group Director ceases to be a director or is no longer able to serve as a director of the Company for any reason, Mr. Urvan is entitled to designate a candidate for replacement for such Urvan Group Director. Each of Messrs. Urvan, Tsentas and Walker is nominated for election at the Annual Meeting pursuant to the 2022 Urvan Settlement Agreement.

Except as set forth above, there are no agreements or understandings between our directors, Director Nominees or any other person pursuant to which they were selected as a director.

Vote Required

Our Certificate of Incorporation does not authorize cumulative voting. Directors will be elected by a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES LISTED ABOVE

CORPORATE GOVERNANCE

Board Size and Director Independence

The Board regularly reviews its composition to ensure that the Board’s size allows for an optimal mix of candidates with relevant experience that enhances the overall functioning of the Board and its performance. Following the Annual Meeting, we anticipate that the size of the Board will be five members, four of whom will be independent.

The Board is committed to sound and effective corporate governance, the foundation of which is the Board’s policy that a majority of our directors should be independent. The Board has determined, after considering all the relevant facts and circumstances, that Richard R. Childress, Randy Luth, Christos Tsentas, Wayne Walker, and Russell William Wallace, Jr. have maintained their status as independent directors, as defined by Nasdaq’s listing standards, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Similarly, new prospective Board nominees, David Douglas and Houman Akhavan, would be independent directors as defined by Nasdaq's listing standards because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Steven F. Urvan is not an “independent director” as defined by the listing standards, as he is and has been employed by us within the past three years.

Board Leadership Structure

Our Chief Executive Officer, Mr. Urvan, also serves as the Chairman of the Board. We believe that effective board leadership structure depends on the experience, skills, and personal interaction between persons in leadership roles and the Company’s needs at any point in time. Our Corporate Governance Guidelines support flexibility in the structure of the Board by not requiring the separation of the roles of Chairman of the Board and Chief Executive Officer. The Board of Directors believes that it is in the best interests of the Company and its stockholders at this time to have a combined Chairman of the Board and Chief Executive Officer role and that this structure is appropriate for our Company, given the size and scope of our business, the experience and active involvement of Mr. Urvan and our independent directors and active communication between our named executive officers and independent directors.

Board and Committee Meetings; Annual Meeting Attendance

During the year ended March 31, 2025, the Board held approximately 13 meetings, the audit committee of the Board (the "Audit Committee") held five meetings, the compensation committee of the Board (the "Compensation Committee") held three meetings and the Nominations and Corporate Governance Committee held 19 meetings.

For the year ended March 31, 2025, each incumbent director attended at least 75% of all meetings held by the Board and the committees of the Board on which they served during the fiscal year.

We encourage each of our directors to attend annual meetings of stockholders to the extent reasonably practicable. We did not hold an annual meeting in 2024. A majority of our then-serving directors attended our 2023 annual meeting of stockholders.

Term of Office

Each director serves until the next annual meeting of the stockholders or until his or her successor is duly elected and qualified.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. The Board, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, the Board’s involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. The Board receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks that we face, including operational, economic, financial, legal, regulatory, and competitive risks. The Board also reviews the various risks that we identify in our filings with the SEC and risks relating to various specific developments, such as acquisitions, debt and equity placements, and new service offerings.

The Board committees assist the Board in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees the Company’s financial and reporting processes and the audit of the Company’s financial statements and provides assistance to the Board with respect to the oversight and integrity of the Company’s financial statements and compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualification and independence, and the performance of our independent registered public accounting firm. The Compensation Committee considers the risk of our compensation policies and practices and endeavors to ensure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on the Company. The Nominations and Corporate Governance Committee oversees governance related risk, such as board independence, conflicts of interests, and management and succession planning.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on the Board. We believe that directors should have various qualifications, including individual character and integrity, business experience, leadership ability, strategic planning skills, ability, and experience, requisite knowledge of our industry and finance, accounting, and legal matters, communications and interpersonal skills, and the ability and willingness to devote time to the Company. We also believe that the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Director nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of the Board from time to time.

All of our Director Nominees have held high-level positions in business, the firearm and ammunition industry, or professional service firms and have experience in dealing with complex issues. We believe that all our Director Nominees are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the Company’s business and affairs. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each of our Director Nominees should serve as a director of the Company.

Board Committees

The Bylaws authorize the Board to appoint from among its members one or more committees consisting of one or more directors. The Board has established an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee.

Committee Charters, Corporate Governance Guidelines, and Codes of Conduct and Ethics

The Board has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the Board. The Board has also adopted Corporate Governance Guidelines, a Code of Conduct applicable to all of our employees and directors, and a Code of Ethics applicable to the Chief Executive Officer and senior financial officers, including our Chief Financial Officer and principal accounting officer.

We post on our website, at https://outdoorholding.com/governance/governance-documents/default.aspx, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees, our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the Chief Executive Officer and Senior Financial Officers, and any amendments or waivers thereto, and any other corporate governance materials specified by SEC regulations. These documents are also available in print to any stockholder requesting a copy in writing from our Secretary at the address of our executive offices.

The Audit Committee

The purpose of the Audit Committee includes overseeing the Company’s accounting and financial reporting processes and audits of its financial statements and providing assistance to the Board with respect to its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of our independent auditor. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of the Company’s accounting and financial reporting process and audits of the Company’s financial statements on behalf of the Board. The Audit Committee also selects the independent registered public accounting firm to conduct the annual audit of the Company’s financial statements, reviews the proposed scope of such audit, approves the fees for services provided by the independent registered public accounting firm, reviews the Company’s accounting and financial controls with the independent registered public accounting firm and our financial accounting staff, and reviews and approves any transactions between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Russell W. Wallace, Jr., Randy Luth, and Christos Tsentas. Mr Tsentas was appointed to serve as Chair of the Board’s Audit Committee. The Board has determined that Mr. Tsentas and Mr. Douglas, whose backgrounds are detailed in director biographies on page 15 and 16 respectively, each qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K.

The Compensation Committee

The purpose of the Compensation Committee includes determining, or when appropriate recommending to the Board for determination, the compensation of our Chief Executive Officer and other executive officers and discharging the responsibilities of the Board relating to Company compensation programs in light of the goals and objectives of our compensation program for that year. As part of its responsibilities, the Compensation Committee evaluates the performance of our Chief Executive Officer and, together with our Chief Executive Officer, assesses the performance of our other executive officers. The Compensation Committee is entitled to delegate its responsibilities to a subcommittee of the Compensation Committee, which complies with the applicable rules and regulations of Nasdaq, the SEC, and other applicable regulatory bodies. While the Compensation Committee has the right to retain the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation, and the identification of relevant peer companies, the Compensation Committee has never retained an independent compensation consultant in prior fiscal years. The Compensation Committee makes all determinations regarding the engagement, fees, and services of its compensation consultants, and its compensation consultants report directly to the Compensation Committee.

The Compensation Committee currently consists of Russell W. Wallace, Jr., Wayne Walker, and Randy E. Luth.

The Nominations and Corporate Governance Committee

The purpose of the Nominations and Corporate Governance Committee includes the selection or recommendation to the Board of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of the Board, the oversight of the evaluations of the Board and management, and the development and recommendation to the Board of a set of corporate governance principles applicable to the Company.

The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to the Board. The Nominations and Corporate Governance Committee will, as a policy, evaluate candidates properly proposed by stockholders in the same manner as all other candidates. The Nominations and Corporate Governance Committee identifies and evaluates nominees for the Board, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on the Board.

The Nominations and Corporate Governance Committee currently consists of Christos Tsentas and Wayne Walker.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presences or participation of management. There were four executive sessions held during the year ended March 31, 2025. The chairs of various committees of the Board serve as the presiding director of such executive sessions on a rotating basis.

Board Policies and Other Disclosures

Director and Officer Hedging and Pledging

We have a policy prohibiting directors and officers from purchasing financial instruments (including prepaid forward contracts, equity swaps, collars, and exchange funds) designed to hedge or offset decreases in the market value of compensatory awards of our equity securities directly or indirectly held by them. Additionally, we have a policy prohibiting directors and officers from pledging of shares of Common Stock or of the Company’s preferred stock.

Clawback Policy

We have adopted a clawback policy in compliance with SEC and Nasdaq rules (the "Clawback Policy"). In the event we are required to prepare an accounting restatement of our financial results as a result of a material noncompliance by us with any financial reporting requirement under the federal securities laws, we will have the right to recover from any current or former executive officers who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. The Clawback Policy is administered by the Compensation Committee.

In September 2024, a Special Committee of the Board (the “Special Committee”) initiated an investigation (the “Special Committee Investigation”) of certain matters impacting the Company's accounting procedures, disclosure controls and internal controls during prior periods. The Special Committee Investigation was undertaken through independent legal counsel, who received assistance from independent forensic accountants. During the course of the Special Committee Investigation, the Special Committee discovered accounting and financial reporting errors that required restatement resulting primarily from (i) inaccurate valuation of, and accounting for, share-based compensation awards to employees, non-employee directors and other service providers, and shares issued in exchange for goods and services, (ii) inappropriate capitalization of certain share issuance costs and (iii) inappropriate accounting for certain convertible notes and warrants issued by the Company. During the course of the Special Committee Investigation, the Special Committee also found that the Company had not properly disclosed certain executive officers, related party transactions and executive compensation.

Based on the results of the Special Committee Investigation, our review of our financial records, and other work completed by our management, we restated our previously issued financial statements as of and for the quarter ended June 30, 2024, the fiscal years ended March 31, 2024, 2023 and 2022 and the quarters within the year ended March 31, 2024. In accordance with the Clawback Policy, the Compensation Committee is conducting a recovery analysis with respect to incentive-based compensation received by any of the Company’s executive officers for the periods for which financial statements were restated. The recovery analysis is ongoing as of the filing of this Proxy Statement. Due to the ongoing nature of the recovery analysis, the Company has yet to conclude how, if at all, the restatements referenced above impacted any of the measures by which the Company awarded and paid incentive-based compensation to its executive officers during the relevant period. As a result, there has been no determination with respect to the recovery, if any, of previously awarded incentive-based compensation from any current or former executive officers as of the filing of this Proxy Statement.

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company.

Related Party Transaction Approval Policy

We have adopted a formal written policy for the review, approval and ratification of transactions with related parties. Our Related Party Transactions Policy, which was adopted on June 6, 2024, provides guidance for addressing actual or potential conflicts of interest, including those that may arise from transactions and relationships between us and our executive officers or directors. The policy covers transactions between the Company and our executive officers, directors, director nominees, 5% stockholders and any person who is an immediate family member of any of the foregoing persons. The policy generally applies to any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the Company was or is to be a participant, (ii) the amount of which exceeds the lesser of (x) $120,000 in the aggregate or (y) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years and (iii) the related party had, or will have, a direct or indirect material interest.

The Audit Committee, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management presents to the Board of Directors for approval at the next regularly scheduled Board meeting any related party transactions proposed to be entered into by us. The Audit Committee may approve the transaction if it is deemed to be in the best interests of the Company. In determining whether to approve or ratify a transaction, the Audit Committee takes into account, among other factors it deems appropriate, (i) the relevant facts and circumstances of the transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes the Company’s Code of Business Ethics and Conduct Policy or other policies, (iv) whether the relationship underlying the transaction is believed to be in the best interests of the Company and its stockholders and (v) if such related party is a director or his or her immediate family member, the effect that the transaction may have on the director’s status as an independent member of the Board of Directors and eligibility to serve on committees of the Board of Directors pursuant to SEC rules and applicable stock exchange listing standards.

Related Party Transactions

The following is a description of each transaction since April 1, 2024 and each currently proposed transaction in which:

•
we have been or are to be a participant;
•
the amount involved exceeds $120,000; and
•
any related person had or will have a direct or indirect material interest.

The 2022 Urvan Settlement Agreement

Steven Urvan, our Chief Executive Officer and Chairman of the Board, owns or controls approximately 14.8% of our Common Stock as of the Record Date.

On November 3, 2022, we entered into the 2022 Urvan Settlement Agreement with Mr. Urvan and Susan T. Lokey. Pursuant to the 2022 Urvan Settlement Agreement, the Urvan Group agreed to withdraw its notice of stockholder nomination of its seven director candidates and its demand to inspect books and records, pursuant to Section 220 of the General Corporation Law of the State of Delaware, and the Company agreed, among other things, to immediately increase the size of the Board from seven to nine directors and appoint Messrs. Tsentas and Walker to the Board to serve as directors with terms expiring at the 2022 Annual Meeting. The Company included the Urvan Group Directors in its director candidates slate for the 2022 Annual Meeting, and is required to do so for any subsequent annual meeting of stockholders of the Company occurring prior to the date that is twenty (20) calendar days following the date of Mr. Urvan's departure from the Board (the "Termination Date"). The Company agreed to not increase the size of the Board above nine directors prior to the Termination Date unless the increase is approved by at least seven directors. Pursuant to the 2022 Urvan Settlement Agreement, the Urvan Group agreed to certain standstill provisions effective during the period prior to the Termination Date. The Urvan Group agreed not to, among others, (i) nominate, recommend for nomination or give notice of an intent to nominate directors to be elected, (ii) seek to amend the Certificate of Incorporation or bylaws of the Company, (iii) demand an inspection of the Company’s books and records or (iv) knowingly initiate, make or in any way participate, directly or indirectly, in certain extraordinary transaction. The Company paid approximately $500,000 of the Urvan Group’s costs, fees and expenses per the terms of the 2022 Urvan Settlement Agreement.

Letter of Credit

Effective July 12, 2024, our $1.6 million letter of credit with Northern Trust for collateral for a bond related to a judgment assessed to GunBroker.com was extended until July 26, 2025. Effective July 26, 2024, our $1.6 million certificate of deposit with Northern Trust for security on the letter of credit was extended until July 28, 2025. The term of the certificate of deposit is twelve months and includes interest of approximately 5%. Per the terms of the merger agreement with Gemini (the “Merger Agreement”), Mr. Urvan is required to pay or be liable for these losses.

Triton Settlement Agreement Payment

On June 24, 2024, we entered into a Confidential Settlement Agreement and Mutual General Release (the “Triton Settlement Agreement”) with Triton Value Partners, LLC, Donald Gasgarth, Paul Freischlag, Jr., Jeff Zwitter (the “Plaintiffs,” and together with the Defendants and the Company, the “Parties” or, individually, “Party”), and Steven Urvan and TVP Investments LLC (the “Urvan Defendants”) and GunBroker.com, LLC, IA TECH, LLC, and GB Investments, Inc. (the “GunBroker Defendants,” and collectively with the Urvan Defendants, the “Defendants”) to fully resolve and settle all disputes and claims related to the litigation between the Defendants and Plaintiffs captioned Triton Value Partners, LLC et al. v. TVP Investments, LLC et al., Cobb County Superior Court, CAFN 18104869 (the “Action”). Pursuant to the Triton Settlement Agreement, the GunBroker Defendants agreed to pay the Plaintiffs $8,000,000 (the “Settlement Amount”) in a single lump sum payment. The Company agreed to tender the Settlement Amount to an escrow agent on behalf of the GunBroker Defendants within 45 days of the Triton Settlement Agreement’s execution. Within five business days of the receipt of the Settlement Amount from the escrow agent, the Plaintiffs agreed to dismiss the Action with prejudice, and the Urvan Defendants agreed to dismiss all counterclaims against the Plaintiffs with prejudice. Pursuant to the Merger Agreement, Mr. Urvan has the exclusive right to settle the Action on behalf of all Defendants and Mr. Urvan is obligated to indemnify the Company for certain liabilities, including certain liabilities incurred in connection with the Action. In connection with the Merger Agreement, on April 30, 2021, the Company and Mr. Urvan entered into a Pledge and Escrow Agreement (the “Pledge and Escrow Agreement”), pursuant to which ten stock certificates in the name of Mr. Urvan, with each certificate representing $2.8 million worth of shares of Common Stock as of the date of the Pledge and Escrow Agreement (the “Pledged Securities”) were placed in escrow pending resolution of the Action. Pursuant to the Triton Settlement Agreement, a portion of the Pledged Securities in the form of a stock certificate for 2,857,143 shares (the “Stock Certificate”) were sent to the Company’s transfer agent for cancellation on September 30, 2024. Pursuant to the Triton Settlement Agreement, each of the Plaintiffs and the Defendants provided mutual releases of all claims as of June 24, 2024, arising from any allegations set forth in the Action. Notwithstanding the foregoing, the Company and the GunBroker Defendants do not release any claims asserted against Mr. Urvan, and Mr. Urvan did not release any claims asserted against the Company, the GunBroker Defendants or any individual or entity related to or affiliated with the Company. Upon the Stock Certificate’s cancellation on September 30, 2024, the parties payment obligations under the Triton Settlement Agreement were complete.

On August 8, 2024, the Company paid $8.0 million to the escrow agent in connection with the Triton Settlement Agreement. This resulted in $4.8 million being recorded as a receivable that was reclassed to treasury stock upon Mr. Urvan’s transfer of the shares related to the settlement payment to the Company on September 30, 2024.

Gemini Accounts Receivable

Through our acquisition of Gemini, a related party relationship was created through Mr. Urvan, by virtue of his ownership of entities that transact with Gemini. As of March 31, 2025 there was $201,646 included in accounts receivable on the consolidated balance sheet from entities owned by Mr. Urvan.

The 2025 Urvan Settlement Agreement

On May 21, 2025, we entered into a Settlement Agreement (the “Settlement Agreement”), by and among the Company, Speedlight Group I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Speedlight”), Mr. Urvan, and the following persons, each of whom serves or previously served on the Board of Directors: Richard R. Childress, Jared Smith, Fred W. Wagenhals and Russell Williams Wallace, Jr. (collectively, the “Legacy Directors”). The Settlement Agreement became effective as of 5:00 p.m. Eastern Time on May 30, 2025, pursuant to its terms (the “Settlement Effective Date”). As a result and pursuant to the Settlement Agreement, effective as of the Settlement Effective Date, (i) Jared Smith resigned as a member of the Board of Directors and from his position as the Chief Executive Officer of the Company and as an officer or member of each of the Company’s direct and indirect subsidiaries and (ii) Mr. Urvan was appointed as the Chief Executive Officer of the Company and as the Chairman of the Board of Directors. In addition, in accordance with the Settlement Agreement, on June 3, 2025, the Company, Speedlight, Mr. Urvan and the Legacy Directors filed a Stipulation of Voluntary Dismissal With Prejudice dismissing, with prejudice, all claims asserted in the Delaware Litigation.

As partial consideration for the settlement, on the Settlement Effective Date, the Company issued to an affiliated designee of Mr. Urvan, a warrant to purchase 7.0 million shares of Common Stock (the “Warrant”). The Warrant has a five-year term and an exercise price of $1.81 per share. Pursuant to the terms of the Warrant, the Warrant is exercisable at the holder’s discretion, in whole or in part, on or after the six-month anniversary of the Settlement Effective Date, subject to certain accelerated vesting in certain circumstances.

In addition to the Warrant, we issued to an affiliated designee of Mr. Urvan, (i) an unsecured promissory note in a principal amount of $12.0 million (“Note 1”) and (ii) an unsecured promissory note in a principal amount of $39.0 million (“Note 2” and together with Note 1, the “Notes”). Note 1 bears interest at 6.50% per annum (subject to a 2.00% increase during an event of default), which interest is payable to the holder annually on the anniversary of the Settlement Effective Date, beginning on the first anniversary of the Settlement Effective Date (each interest payment due date, an “Interest Payment Date”). Note 2 bears interest at a rate per annum equal to the applicable federal rate for long-term loans in effect on the Settlement Effective Date (subject to a 2.00% increase during an event of default), which is payable to the holder annually on the Interest Payment Date.

The unpaid principal balance of Note 1 and Note 2 and all accrued and unpaid interest thereon is due on the 12th and 10th anniversary, respectively, of the Settlement Effective Date. Pursuant to the terms of Note 1 and Note 2, the Company is required to make annual prepayments of $1.0 million (inclusive of accrued and unpaid interest then due and payable) and $1.95 million, respectively, to the holder on each Interest Payment Date. The Company has the right to prepay all or any part of the principal or interest of the Notes without penalty.

With respect to Note 2, the Company also has the option, at any time prior to the first anniversary of the Settlement Effective Date, to prepay all, but not less than all, of the then-outstanding principal amount of Note 2 and accrued and unpaid interest thereon in exchange for the issuance of a warrant (the “Additional Warrant”) to purchase 13.0 million shares of Common Stock (the “Additional Warrant Shares”), provided that the Company must first obtain stockholder approval of the issuance of the Additional Warrant and the Additional Warrant Shares pursuant to Nasdaq Listing Rule 5635. The Additional Warrant, if issued, would have a five-year term and an exercise price of $1.00 per share. Pursuant to the terms of the Additional Warrant, the Additional Warrant would be exercisable at the holder’s discretion, in whole or in part, on or after the first anniversary of the issuance date. Except with respect to the exercise price and the vesting date, the terms of the Additional Warrant and the Warrant are substantially similar.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors, officers and beneficial owners of more than 10% of the Company’s Common Stock to file with the SEC reports of holdings and changes in beneficial ownership of the Company’s securities. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us with respect to fiscal year 2025, we believe that during fiscal year 2025 all our directors and officers and beneficial owners of more than 10% of the Company’s Common Stock timely filed their required Forms 3, 4, or 5, other than: Mr. Urvan, who filed a late report on May 15, 2025 relating to two transactions.

DIRECTOR COMPENSATION

The following table sets forth, for the year ended March 31, 2025, information with respect to compensation for services in all capacities to us and our subsidiaries earned by our non-employee directors who served during the year ended March 31, 2025. Each of Jared R. Smith, our former Chief Executive Officer, and Fred W. Wagenhals, our former Executive Chairman and Chairman of the Board, did not receive any compensation for his service as a director during the 2025 fiscal year. The compensation of Messrs. Smith and F. Wagenhals is reported in “Executive Compensation — Summary Compensation Table” below.

Director Compensation Table

Fiscal Year 2025

Name and Principal Position	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	Total ($)
Richard R. Childress	$212,634	$162,600	$-	$375,234
Jessica M. Lockett (4)	$241,558	$162,600	$-	$404,158
Randy E. Luth	$362,361	$162,600	$-	$524,961
Christos Tsentas	$394,698	$162,600	$-	$557,298
Steve Urvan	$202,000	$162,600	$-	$364,600
Wayne Walker	$462,291	$162,600	$-	$624,891
Russell William Wallace Jr.	$140,289	$162,600	$-	$302,889
(1)
The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.
(2)
The amounts in this column reflect the aggregate fair value of the stock awards granted to our directors during the fiscal year, calculated in accordance with FASB ASC Topic 718, Compensation, Stock Compensation. The amounts reported in this column reflect our accounting expense for these awards and do not correspond to the actual economic value that may be received by the directors from their stock awards. None of our directors held any unvested stock awards as of March 31, 2025.
(3)
As of March 31, 2025, none of our directors held any unvested outstanding option awards.
(4)
Ms. Lockett resigned as a member of the Board of Directors effective March 30, 2025.

For the year ended March 31, 2025, we made an annual grant to each director of 60,000 shares of Common Stock. In addition to the annual Common Stock grant, the directors received quarterly cash payments for their service on the Board, as well as the committees thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth certain information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our Common Stock for:

•
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our voting securities;
•
each Director Nominee;
•
each director serving as of the date of this Proxy Statement but who is not a Director Nominee;
•
each named executive officer who served during the fiscal year ended March 31, 2025; and
•
all of our current directors and current executive officers as of June 30, 2025, as a group.

The table below includes information with respect to former directors and executive officers who, as of the filing of this Proxy Statement, no longer serve the Company in any capacity. Beneficial ownership information for former directors and executive officers is based on information known by us or ascertainable from public filings, to the extent available.

We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, an individual or entity is generally deemed to beneficially own any shares as to which the individual or entity has sole or shared voting or investment power, including any shares that the individual or entity has the right to acquire within 60 days of June 30, 2025 through the exercise of any stock options or upon the exercise of other rights. Except as indicated in the footnotes below, we believe, based on the information furnished or available to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to community property laws where applicable.

Applicable percentage ownership is based on 117,510,797 shares of Common Stock outstanding at June 30, 2025, which includes unvested shares of restricted stock.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner(1)	Number	%

5% Stockholders
Kanen Wealth Management LLC(2) 6810 Lyons Technology Circle, Suite 160 Coconut Creek, Florida 33073	7,391,400	6.3%

BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	6,385,721	5.5%

Steve F. Urvan(4) 7491 N Federal Highway STE C5 PMB 379 Boca Raton, FL 33487	17,342,857	14.8%
Director and Director Nominees
Richard R. Childress	362,500	*
Randy E. Luth	588,555	*
Christos Tsentas	131,413	*
Steve F. Urvan(4)	17,356,710	14.8%
Wayne Walker	131,413	*
Russell William Wallace, Jr.	635,000	*
Houman Akhavan
David Douglas
Named Executive Officers
Jared R. Smith(5)	1,018,491	*
Fred W. Wagenhals(6)	7,332,713	6.3%
Anthony Tate	456,355	*
Robert D. Wiley(7)	320,777	*
Paul Kasowski	81,808	*
Tod Wagenhals	558,418	*
All directors and officers as a group (11 persons)(9)	19,925,876	17.0%

* Percentage of shares does not exceed 1%.

(1)
Except as otherwise indicated, the address of each beneficial owner listed is c/o Outdoor Holding Company, 7681 East Gray Road, Scottsdale, Arizona 85260.
(2)
Amount reported is based on the Schedule 13G filed with the SEC on May 16, 2025 by Kanen Wealth Management LLC (“KWM”) on its own behalf and on behalf of certain affiliates. The filing reports that KWM is the beneficial owner of and has shared dispositive power with respect to 7,391,400 shares of Common Stock and has shared voting power with respect to 7,391,400 shares of Common Stock.
(3)
Amount reported is based on the Schedule 13G filed with the SEC on November 8, 2024 by BlackRock, Inc. (“BlackRock”). The filing reports that BlackRock is the beneficial owner of and has sole dispositive power with respect to 6,385,721 shares of Common Stock and has sole voting power with respect to 6,291,564 shares of Common Stock.
(4)
Includes 17,242,857 shares of common stock held by Balentine, LLC that may be deemed to be beneficially owned by Mr. Urvan.
(5)
Includes the vested portion of 400,000 shares of common stock underlying a stock option granted on July 24, 2023, of which shares 400,000 shares have vested and are exercisable within 60 days of June 30, 2025.

(6)
Includes 7,021,700 shares of common stock held by the Fred W. Wagenhals Trust that may be deemed to be beneficially owned by Mr. Wagenhals.
(7)
Based on the information contained in the Form 4 filed with the SEC on October 11, 2024.
(8)
Includes 400,000 shares of common stock acquirable within 60 days of June 30, 2025.

EXECUTIVE OFFICERS

The following table sets forth the name and position of each of our current executive officers. All executive officers serve at the discretion of the Board.

Name	Title
Steven F. Urvan	Chief Executive Officer(1)
Paul Kasowski	Chief Financial Officer (2)
Beth Cross	Chief Operating Officer, GunBroker
Tod Wagenhals	Executive Vice President, Secretary
(1)
Mr. Urvan was appointed Chief Executive Officer effective May 30, 2025.
(2)
Mr. Kasowski served as the Chief Compliance and Transformation Officer of the Company beginning in January 2024. Mr. Kasowski was appointed as Chief Financial Officer effective September 20, 2024.

Below is a discussion of the business experience of and certain other biographical information with respect to each of the executive officers identified in the table above.

Steven F. Urvan, age 59, serves as our Chief Executive Officer and Chairman of the Board. His business experience is discussed above in “Profiles of Our Director Nominees.”

Paul Kasowski, age 49, was appointed our Chief Financial Officer effective September 20, 2024. Prior to that, Mr. Kasowski served as the Chief Compliance and Transformation Officer when he joined the Company in January 2024. He brings extensive knowledge across finance, strategy, and transformation from his career leading value creation initiatives in both public and private companies. Prior to joining the Company, Mr. Kasowski held the role of SVP, Business Transformation for Kinder’s Seasonings & Sauces from 2022 to 2023 where he professionalized financial reporting and implemented margin improvement projects while building a winning culture for this high growth brand. He was CFO for Arizona Natural Resources, a privately owned manufacturer of premium beauty care products where he oversaw finance, accounting, IT, HR, planning, and sourcing from 2020 to 2021. Mr. Kasowski held the role of VP, Financial Planning & Analysis for Igloo Products Corp., a manufacturer of coolers and hydration products based in Katy, TX. From 2003 to 2019, he held progressing roles in finance, strategy and operations for Del Monte Foods and Ainsworth Pet Nutrition. He earned his M.S. in Supply Chain Management from Michigan State University, his MBA from Ohio University and his Bachelor of Science degree in Finance from Robert Morris University.

Beth Cross, age 43, joined the Company in May of 2021 after the acquisition of GunBroker. In May of 2022, Ms. Cross was promoted to Chief Operating Officer of GunBroker. She is a highly accomplished executive with more than 20 years of multi-channel online and big-box retail experience. Her expertise of consumer purchase behaviors from her decades of advancements at retail box stores including WalMart, Bi-Mart and Sportsman’s Warehouse was imperative to bring GunBroker to the next level. Ms. Cross began her retail career in 1998 spending 12 years in leadership roles within store operations focusing on visual merchandising, freight management, and customer relationships. She spent nine years in merchandising roles negotiating contracts and using analytics and marketing to drive record sales. Her vision to infuse efficiencies increased sales at every position, exponentially. Since joining the Company's management team, her primary focus has been to analyze and optimize the GunBroker platform and integrate analytics to carve paths to increase sales and improve the shopper and seller experience. During her time at GunBroker, she has put GunBroker on track to increase sales, efficiencies across the board from customer service, to financials, and marketing and advertising.

Tod Wagenhals, age 61, has been the Company’s Executive Vice President since 2017 and has significant experience in marketing and contract manufacturing. He oversaw the construction and completion of the Company’s 185,000 square foot world-class ammunition manufacturing facility in Manitowoc, Wisconsin, which opened in 2022. In 1992, Mr. Wagenhals was appointed Executive Vice President, Secretary, and a Director of Action Performance Companies, Inc. (Nasdaq: ACTN), a leader in the design, marketing and distribution of licensed motor sports collectibles and merchandising. His responsibilities included managing the day-to-day operations, new product development, and oversight of the company’s contract manufacturing operations in China. Mr. Wagenhals held those positions through 2000. In 2000 he founded Tod Wagenhals, Inc. (“TWI”), a sales and marketing company. TWI designed, manufactured, and distributed officially licensed sports and celebrity products, apparel, collectibles, and other memorabilia through contracts with the NFL, NASCAR, and other major professional sports organizations. TWI also marketed golf collectibles through a special division, Tour Fan Golf Collectibles, at major PGA Tour and PGA venues such as The PGA Championship and The Ryder Cup. From 2008 to 2011 Mr. Wagenhals was a managing member, partner, and President of Kinesis Industries, LLC. Kinesis was established to develop, manufacture, and distribute micro-generation renewable energy products for consumers worldwide. During 2011 through 2017 Mr. Wagenhals worked as a managing partner for Winners Companies, LLC., a commercial development company. Mr. Wagenhals graduated with a bachelor’s degree in communications from the University of Arizona

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our executive compensation philosophy, policies and practices and details the compensation paid to the following executive officers, collectively referred to as our “named executive officers”, for 2025.

Name	Title
Jared R. Smith	Former Chief Executive Officer(1)
Robert D. Wiley	Former Chief Financial Officer(2)
Paul Kasowski	Chief Financial Officer (3)
Fred W. Wagenhals	Former Executive Chairman(4)
Anthony Tate	Former Vice President of Sales(5)
Tod Wagenhals	Executive Vice President, Secretary

(1) Mr. Smith resigned from all positions at the Company effective May 30, 2025.

(2) Mr. Wiley resigned as Chief Financial Officer of the Company on September 19, 2024.

(3) Mr. Kasowski was appointed as Chief Financial Officer effective September 20, 2024.

(4) Mr. F Wagenhals resigned from all positions at the Company effective April 4, 2025.

(5) Mr. Tate resigned as the Vice President of Sales of the Company on March 31, 2025.

Overview

The purpose of the Compensation Committee includes determining, or when appropriate, recommending to the Board for determination, the compensation of our Chief Executive Officer ("CEO") and other executive officers and discharging the Board’s responsibilities relating to Company compensation programs in light of the goals and objectives of our compensation program for that year. As part of its responsibilities, the Compensation Committee evaluates the performance of our CEO and, together with our CEO, assesses the performance of our other executive officers. Although we do not target executive compensation to any peer group median, we strive to provide a compensation package that is competitive in the market and rewards each executive’s performance. The Compensation Committee recommends compensation packages for our executive officers for approval by the Board.

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to attract, retain and reward executive officers in alignment with our business objectives and long-term stockholder interests. For fiscal 2025, the material elements of our executive compensation program were: base salary, performance-based cash bonuses, and equity-based compensation.

Compensation Program Objectives

We structure our executive compensation program around three compensation elements: base salary; performance-based cash bonuses, and equity awards. We believe that the combination of these three elements allows the Company to attract, retain and reward executive officers in alignment with our business objectives and long-term stockholder interests. The discussion below describes the methodology the Compensation Committee used in determining why it believes each element of compensation is aligned with the interest of our stockholders. In determining the amounts to pay, the Compensation Committee considers each named executive officer’s performance of their responsibilities and duties, as well as the compensation awarded for similar positions at comparable companies.

Base Salary

Base salaries provide a level of fixed compensation sufficient to attract and retain a high-quality leadership team, when considered in combination with the other components of our executive compensation program. The Compensation Committee reviews base salaries annually to ensure they are in line with industry standards and each individual's experience.

For fiscal 2025, the base salaries for Messrs. Smith, Wiley, Kasowski, F. Wagenhals, Tate and T. Wagenhals were set at $500,000, $325,000, $325,000, $400,000, $250,000 and $230,000, respectively.

Cash Bonuses

Pursuant to the terms of his employment agreement, Mr. Smith was eligible to receive an annual cash performance bonus targeted at 100%-125% of his salary beginning in fiscal year 2024, to be issued at the sole discretion of the Board and subject to the recommendation of the Compensation Committee. Under the terms of his employment agreement, Mr. Wiley was eligible to receive an annual cash performance bonus in an amount up to 20% of his annual base salary, to be issued at the sole discretion of the Board. Mr. Kasowski is eligible to receive an annual cash performance bonus in an amount up to 100% of his annual base salary, dependent on achieving Company and personal goals. Under the terms of his employment agreement, Mr. F. Wagenhals was eligible to receive cash performance bonuses targeted at 100%-125% of his salary based on the Company’s financial performance for any full fiscal year, to be determined in the sole discretion of the Board based upon the recommendation of the Compensation Committee, from time to time. Under the terms of their employment agreements, Mr. Tate was not, and Mr. T. Wagenhals is not, eligible to receive an annual cash performance bonus.

Notwithstanding the terms of the employment agreements of our named executive officers, we paid discretionary cash bonuses to certain of our named executive officers from time to time in recognition of their contributions to the Company’s performance, the amounts of which are included in the “Bonus” column in the Summary Compensation Table.

Management by Objective Program

The Management by Objective Program (the “MBO Program”), effective as of April 1, 2023, is designed to recognize employee performance in contributing to the Company’s fiscal objectives for the duration of the fiscal year. Applicable employees collaborate with their supervisors at the beginning of each fiscal year to establish individual financial goals and specific targets which are aligned with their role to contribute towards the Company’s fiscal objectives. The bonus amount is tied to the results of their agreed-upon individual financial goals and specific targets of the employee during the fiscal year. The MBO Program bonus payout is not guaranteed, as it also depends on the collective performance of business units and the Company as a whole. The MBO Program is aligned with the aforementioned performance bonuses and is paid at the sole discretion of the Board and subject to the recommendation of the Compensation Committee. The targets for the 2025 fiscal year MBO Program were as follows:

•
Fiscal Year Company EBITDA Target (30%);
•
Fiscal Year EBITDA Division Target (30%); and
•
Fiscal Year Personal Goals Target (40%).

Mr. Tate received a bonus of $62,000 under the MBO program for the 2025 fiscal year.

Equity Awards

We provide equity compensation to our named executive officers in order to further align their interests with those of our stockholders and to further focus our named executive officers on our long-term performance.

Awards of Common Stock

Pursuant to their employment agreements, Messrs. Smith, Wiley, Kasowski, F. Wagenhals, Tate and T. Wagenhals were entitled to received 133,333, 100,000, 100,000, 180,000, 75,000 and 100,000 shares of Common Stock, respectively, on an annual basis. Such shares are granted in equal installments following the end of each calendar quarter, with the exception of Messrs. Tate and T. Wagenhals whose shares are granted on an annual basis, subject to the named executive officer’s continued employment. The number of shares of Common Stock to be granted pursuant to the named executive officers’ employment agreements are not subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar event unless such adjustment is expressly agreed upon by the Company and the executive.

Notwithstanding the terms of the employment agreements of our named executive officers, we awarded shares of Common Stock to certain of our named executive officers from time to time in recognition of their contributions to the Company’s performance, the amounts of which are included in the Grants of Plan-Based Awards Table.

Awards of Options to Purchase Common Stock

Pursuant to the terms of his employment agreement, Mr. Smith was granted stock options to purchase 400,000 shares of Common Stock, 100,000 of which vested immediately and 300,000 of which were set to vest in equal quarterly installments of 25,000 over three years beginning in the quarter ended September 30, 2023. The remaining unvested shares were accelerated on May 30, 2025 in accordance with Mr. Smith's separation agreement. The Company believed the award of options aligned the interests of Mr. Smith with the long-term performance of the Company and its stockholders.

Stockholder Engagement

At our January 5, 2024 annual meeting of stockholders, the meeting at which our most recent vote related to “say-on-pay” occurred, our stockholders approved our executive compensation practices with 88% of the votes cast in favor of our compensation structure. Accordingly, we have continued with this compensation philosophy based on feedback from our stockholders. We value and continue to seek the feedback we receive from our stockholders in regard to our executive compensation practices.

Perquisites and Other Personal and Additional Benefits

The Company provides named executive officers with perquisites and other personal benefits that the Company believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. Attributed costs, if any, of the personal benefits for the named executive officers are included in the “All Other Compensation” column in the Summary Compensation Table.

We maintain broad-based benefits that are provided to all full-time employees, including medical, dental, group life insurance, accidental death and dismemberment insurance, long- and short-term disability insurance, and a tax-qualified 401(k) plan. The Company subsidizes 100% of some executive officers’ health insurance premiums, when required by contract, whereas only a portion of non-executive employees’ premiums are subsidized by the Company. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code of 1986. as amended (the "Code"), so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. All of our 401(k) plan participants are eligible for employer matching contributions equal to 100% of the participant’s elective deferral contributions up to 3% of the participant’s compensation. Our 401(k) plan also permits us to make discretionary contributions, and all of our contributions are subject to established limits and a vesting schedule. We do not maintain any defined benefit pension plans or any non-qualified deferred compensation plans.

The Company also provides meals or reimbursement of meal expenses for named executive officers, as well as certain other miscellaneous expenses described in the footnotes to the Summary Compensation Table.

From time to time, the Company reimburses named executive officers for expenses related to marketing and business development activities, such as hunting trips with customers and suppliers. During 2025, Mr. Smith participated in such activities for which the Company purchased gear related to the activities.

Accounting and Tax Considerations

Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to an individual who was a named executive officer. The Compensation Committee and the Board will continue to design compensation programs that are in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or employee of the Company or any subsidiary of the Company during the fiscal year ended March 31, 2025 or was formerly an officer of the Company. None of our executive officers was a director or a member of the compensation committee of another entity during the fiscal year ended March 31, 2025. During our 2025 fiscal year, Messrs. Wallace, Walker, and Luth served on the Compensation Committee. None of these individuals had any material contractual or other relationships with the Company during such fiscal year except through their service as directors.

Compensation Committee Report

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement as required by Item 402 of Regulation S-K promulgated by the SEC and, based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the members of the Compensation Committee:

Russell W. Wallace Jr.

Wayne Walker

Randy E. Luth

Summary Compensation Table

The following table sets forth the compensation received by, or earned by, our named executive officers for the years ended March 31, 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Non-Equity Incentive Plan Compensation ($)(1)	Stock awards ($)(2)	Option awards ($)(2)	All other compensation (3)		Total

Jared R. Smith (4)	2025	$500,000	$175,000	$-	$-	$-	$40,739	(5)	$715,739
Former Chief Executive Officer	2024	$492,215	$138,542	$-	$1,060,973	$598,901	$33,943		$2,324,574
	2023	$118,750	$118,750	$-	$1,068,000	$-	$29,086		$1,334,586
Robert D. Wiley(6)	2025	$386,992	$-	$-	$76,000	$-	$5,285	(7)	$468,277
Former Chief Financial Officer	2024	$310,833	$129,000	$-	$528,000	$-	$14,567		$982,400
	2023	$240,000	$-	$-	$-	$-	$15,084		$255,084
Paul Kasowski, Chief Financial Officer(8)	2025	$301,982	$113,750	$-	$150,000	$-	$18,586	(9)	$584,318
Fred W. Wagenhals (10)	2025	$400,000	$375,000	$-	$179,550	$-	$3,889	(11)	$958,439
Former Executive Chairman	2024	$898,270	$-	$-	$1,589,600	$-	$606,309		$3,094,179
	2023	$1,018,966	$-	$-	$84,800	$-	$76,371		$1,180,137
Anthony Tate	2025	$262,000	$-	$62,000	$193,500	$-	$450,000	(12)	$967,500
Former Vice President of Sales	2024	$369,579	$-	$-	$104,000	$-	$-		$473,579
& Marketing	2023	$1,281,381	$-	$-	$-	$-	$-		$1,281,381
Tod Wagenhals	2025	$230,000	$115,000	$-	$-	$-	$14,335	(13)	$359,335
Executive Vice President, Secretary	2024	$230,000	$-	$-	$-	$-	$18,517		$248,517
	2023	$230,000	$-	$-	$1,262,300	$-	$4,571		$1,496,871
(1)
The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year. Salary includes cash commissions earned for sales during the applicable fiscal years.
(2)
The amounts in this column reflect the aggregate fair value of stock awards or options awards, as applicable, granted to our named executive officers during the applicable fiscal year, calculated in accordance with ASC Topic 718, Stock Compensation. The valuation assumptions used in determining such amounts are described in the footnotes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2025. The amounts reported in this column reflect our accounting expense for these awards and do not correspond to the actual economic value received by our named executive officers.
(3)
The named executive officers participate in certain group life, health, hospitalization, and medical reimbursement plans, the costs of which are not disclosed in this column because such plans are available generally to salaried employees and do not discriminate in scope, terms, and operation.
(4)
Mr. Smith served as President and Chief Operating Officer from December 15, 2022 to July 24, 2023, and served as Chief Executive Officer from July 24, 2023 to May 30, 2025.
(5)
This amount consists of (i) $6,475 in Company contributions to a 401(k) plan for the benefit of Mr. Smith, (ii) $24,871 of aggregate incremental costs related to Company-paid health and medical insurance premiums of Mr. Smith and his family, and (iii) $9,393 of marketing and business development expenses related to hunting trips with customers and suppliers.
(6)
Mr. Wiley served as the Company’s Chief Financial Officer during the fiscal years presented but resigned on September 19, 2024.
(7)
This amount consists of $5,285 in Company contributions to a 401(k) plan for the benefit of Mr. Wiley.
(8)
Mr. Kasowski was appointed as Chief Financial Officer effective September 20, 2024. Information for 2024 and 2023 is not included because Mr. Kasowski was not a named executive officer during such years.
(9)
This amount consists of (i) $9,249 of aggregate incremental costs related to Company-paid health and medical insurance premiums of Mr. Kasowski and his family and (ii) $9,337 in Company contributions to a 401(k) plan for the benefit of Mr. Kasowski.

(10)
Mr. F. Wagenhals served as the Company’s Chief Executive Officer during fiscal year 2023 and for a portion of fiscal year 2024. Mr. F. Wagenhals transitioned to the role of Executive Chairman on July 24, 2023. Mr. Wagenhals resigned from all positions at the Company effective April 4, 2025.
(11)
This amount consists of $3,889 of meal and entertainment expenses.
(12)
This amount consists of a $450,000 payment in connection with Mr. Tate's resignation in conjunction with the sale of the Company's ammunition segment.
(13)
This amount consists of (i) $10,920 of aggregate incremental costs related to Company-paid health and medical insurance premiums of Mr. T. Wagenhals and his family and (ii) $3,415 in Company contributions to a 401(k) plan for the benefit of Mr. T. Wagenhals.

Employment Agreements

We have entered into employment agreements with each of our named executive officers, the material terms of which are set forth below.

Smith Employment Agreements and Executive Separation Agreement

On December 15, 2022, the Company and Mr. Smith entered into an employment agreement, pursuant to which Mr. Smith served as our Chief Operating Officer. Mr. Smith’s employment agreement provided for (i) an annual base salary of $475,000, subject to annual increases of up to 6% as determined in the discretion of the Compensation Committee, (ii) an annual equity award of 200,000 restricted shares of Common Stock to be earned and vested quarterly for three years following December 15, 2022 and (iii) a 3% match on his 401(k) contributions after his first year of employment. The agreement also provided that Mr. Smith was eligible to receive a performance-based bonus as determined in the sole discretion of the Compensation Committee, with the bonus target being 100-125% of his annual base salary, and that for fiscal 2023, such bonus was guaranteed for the sum of the pro-rated portion of his annual base salary. The agreement also provided for a quarterly payment of 10,000 shares of Common Stock for Mr. Smith’s service on the Board.

On July 24, 2023, in connection with Mr. Smith’s appointment as Chief Executive Officer, the Company and Mr. Smith entered into an amended and restated employment agreement. The amended and restated employment agreement provided for an initial term of three years, with the Company having the right to extend the agreement for up to three additional one-year terms. Mr. Smith’s amended and restated employment agreement would be terminated automatically upon Mr. Smith’s death and could be terminated by either party with or without cause in accordance with state and federal law, or by the Company upon Mr. Smith’s disability, as defined in the amended and restated employment agreement. Mr. Smith’s amended and restated employment agreement provided for (i) an annual base salary of $500,000, subject to annual increases of up to 6% as determined in the discretion of the Board and subject to the recommendation of the Compensation Committee, (ii) 400,000 shares of Common Stock over the term of the agreement, vesting and issuable on a quarterly basis, and (iii) stock options to purchase 400,000 shares of Common Stock. Such options were to vest (i) 100,000 on July 24, 2023, and (ii) the remaining 300,000 vest in equal quarterly installments of 25,000 over three years beginning on September 30, 2023, provided, in each case, that Mr. Smith remained in the continuous employ of the Company as of the end of each quarter. Mr. Smith was also eligible to earn an annual cash performance bonus in such amount, if any, as determined in the sole discretion of the Board and subject to the recommendation of the Compensation Committee, which bonus target is 100-125% of his annual salary.

Mr. Smith’s amended and restated employment agreement also included confidentiality, non-competition, non-solicitation and non-disparagement provisions. The agreement provided that, for six months following the date of his termination, or 90 business days if Mr. Smith is terminated without cause upon a change in control (the “Restricted Period”), Mr. Smith was prohibited from, directly or indirectly, in any territory in which the Company operates, (i) engaging in, marketing, selling, or providing any products or services that are the same or similar to or otherwise competitive with the products and services sold or provided by the Company or (ii) owning, acquiring, or controlling any interest, financial or otherwise, in a third party or business or managing, participating in, consulting with, rendering services for or otherwise, any business, that in each case is engaged in selling or providing the same, similar or otherwise competitive services or products that the Company is selling or providing, other than ownership of 1% or less of the equity of a publicly traded company. Further, during the Restricted Period, Mr. Smith could not, directly or indirectly, (i) call on, solicit, or service, engage or contract with, or take any action that may interfere with, impair, subvert, disrupt, or alter the relationship, contractual or otherwise, between the Company and any current or prospective customer, supplier, distributor, agent, contractor, developer, service provider, licensor, licensee or other material business relation of the Company, (ii) divert or take away the business or patronage (with respect to products or services of the kind or type developed, produced, marketed, furnished, or sold by the Company) of any of the Company’s clients, customers, or accounts, or prospective clients, customers, or accounts, (iii) solicit, induce, recruit or encourage any employees or independent contractors of or consultants to the Company to terminate their relationship with the Company or take away or hire such employees, independent contractors or consultants, or (iv) attempt to do any of the foregoing.

On May 21, 2025, in connection with Mr. Smith’s resignation, the Company and Mr. Smith entered into an executive separation agreement, effective as of May 30, 2025. As a result, Mr. Smith’s amended and restated employment agreement terminated, except for certain customary surviving provisions. Pursuant to the executive separation agreement, Mr. Smith is, subject to his release of certain claims in favor of the Company (the “Smith ADEA Release”), entitled to receive certain separation benefits, including: (i) payment of all compensation and benefits to which Mr. Smith is legally entitled under his amended and restated employment agreement through May 21, 2025; (ii) a lump sum cash separation payment (the “Smith Cash Severance Payment”) equal to $625,000 (an amount equal to 15 months of Mr. Smith’s annual base salary), which Smith Cash Severance Payment will be paid on the Company’s first payroll date that occurs within a 15-day period following the Company’s receipt of the Smith ADEA Release; (iii) reimbursement for all reimbursable expenses due to Mr. Smith under the amended and restated employment agreement as of May 30, 2025; and (iv) a lump sum payment equal to the value of Mr. Smith’s accrued and unused vacation and paid time off balance as of May 30, 2025. The Company also agreed to pay premiums for extended health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for a period of 12 months for Mr. Smith and his family, or until Mr. Smith’s coverage otherwise terminates in accordance with COBRA or on account of Mr. Smith’s eligibility to receive coverage under a subsequent employer’s program.

Pursuant to the executive separation agreement, Mr. Smith is permitted to retain 100% of his nonqualified stock options and shares of Common Stock, including any remaining unvested shares and options, which immediately became vested and exercisable as of May 30, 2025, subject to the terms and conditions of the 2017 Equity Incentive Plan (the “2017 Plan”) and any applicable award documentation with respect to such options, which terms and conditions include exercisability of the options for up to ten years after the original issuance date.

Wiley Employment Agreement and Executive Separation Agreement

Effective January 29, 2021, the Company and Mr. Wiley entered into an employment agreement, pursuant to which Mr. Wiley served as our CFO. The agreement had an initial three-year term, which either party had the right to extend for up to three additional one-year terms. The agreement was extended for an additional year in January 2024. Mr. Wiley’s original employment agreement provided for (i) an annual base salary of $165,000, subject to annual increases upon review of the Board and subject to the recommendation of the Compensation Committee, (iii) an annual equity award of 300,000 restricted shares of Common Stock over the term of the agreement to be earned and vested quarterly and (iii) an annual cash performance bonus of up to 20% of his base salary in the sole discretion of the Board and subject to the recommendation of the Compensation Committee. Mr. Wiley’s employment agreement also contained non-disparagement and confidentiality provisions. The employment agreement would have terminated automatically upon Mr. Wiley’s death and could have been terminated (i) by either the Company or Mr. Wiley upon 90 days written notice, (ii) by either party with or without cause in accordance with state and federal law, or (iii) by the Company upon Mr. Wiley’s disability, as defined in the employment agreement. Pursuant to subsequent amendments to Mr. Wiley’s original employment agreement, which were effective on each of January 29, 2021, September 1, 2021, and June 1, 2023, Mr. Wiley’s annual base salary was increased from $165,000 to $185,000, $240,000 and $325,000, respectively.

On September 19, 2024, the Company entered into an executive separation agreement with Mr. Wiley in connection with his resignation, which became effective on September 20, 2024. As a result, Mr. Wiley’s amended and restated employment agreement terminated, except for certain customary surviving provisions. Pursuant to the separation agreement, Mr. Wiley is entitled to separation compensation of (i) $406,250 paid in equal bi-monthly installments over fifteen calendar months, (ii) 50,000 shares of Common Stock, (iii) a lump sum payment for accrued and unused vacation and paid time off, (iv) family health benefits under the Company’s employer sponsored plans until September 30, 2025 and (v) unreimbursed expenses. The executive separation agreement provides for a general release from liability and standard restrictive covenants. Additionally, the executive separation agreement requires Mr. Wiley to provide cooperation and assistance to the Company to facilitate the transfer of duties to his successor. On October 21, 2024, Mr. Wiley executed an addendum to his executive separation agreement to clarify his protected rights to provide information, respond to subpoenas, file a charge or complaint, or participate in any investigation or proceeding that may be conducted by any government agency.

Kasowski Employment Agreement

On January 8, 2024, the Company entered into an employment agreement with Mr. Kasowski, pursuant to which Mr. Kasowski served as Chief Compliance & Transformation Officer. Mr. Kasowski's employment agreement provided that he will receive an annual base salary of $275,000. The agreement also provided that Mr. Kasowski was entitled to an aggregrate15,000 shares of Common Stock each quarter, excluding the first quarter of his employment.

On September 19, 2024, the Company entered into an employment agreement with Mr. Kasowski, which replaced and superseded his prior employment agreement, pursuant to which Mr. Kasowski agreed to serve as Chief Financial Officer. Mr. Kasowski’s employment agreement provides that he will receive an annual base salary of $325,000 subject to annual increases in the sole discretion of the Compensation Committee. The agreement also provides that Mr. Kasowski is entitled to 25,000 shares of Common Stock each quarter. Mr. Kasowski is also eligible to receive cash performance-based bonuses as determined in the sole discretion of the Compensation Committee from time to time. Mr. Kasowski’s employment agreement also contains confidentiality, non-competition, non-solicitation and non-disparagement provisions.

F. Wagenhals Employment Agreement

In October of 2016, the Company originally entered into an employment agreement with Mr. F. Wagenhals for his services as Chief Executive Officer of the Company, which was subsequently amended on each of April 1, 2020 and January 1, 2022.

Additionally, effective January 1, 2022, the Company entered into a new employment agreement with Mr. F. Wagenhals, which provided for (i) an increased base salary of $475,000, (ii) an annual equity award of 200,000 shares of Common Stock, to be granted in equal quarterly installments for three years following the effective date of the agreement, and (iii) a quarterly bonus equal to 0.25% of the Company’s gross sales. The employment agreement also entitled Mr. F. Wagenhals to severance benefits in the event he resigned for good reason other than upon or within 12 months following a change in control.

On July 24, 2023, in connection with Mr. F. Wagenhals’ appointment as Executive Chairman, the Company and Mr. F. Wagenhals entered into an amended and restated employment agreement. Mr. F. Wagenhals’ employment agreement provided for an initial term of 12 months, after which Mr. F. Wagenhals and the Company could jointly agree to extend for up to three additional one-year terms. The agreement would have terminated automatically upon Mr. F. Wagenhals’ death and could have been terminated by the Company upon Mr. F. Wagenhals’ disability, as defined in the employment agreement. Pursuant to his employment agreement, Mr. F. Wagenhals received, in connection with his transition from CEO to Executive Chairman, (i) cash payments of (A) $475,000 and (B) $585,290, the latter of which represents the performance bonus payable under his prior employment agreement, and (ii) 300,000 shares of Common Stock. The agreement also provided that Mr. F. Wagenhals would receive an annual base salary of $400,000 and 180,000 shares of Common Stock issued quarterly during the initial term of the agreement. Mr. F. Wagenhals was also eligible to receive a cash performance bonus in such amount, if any, as determined in the sole discretion of the Board based upon the recommendation of the Compensation Committee, from time to time, with the bonus target amount of 100-125% of his annual salary. Mr. F. Wagenhals’ employment agreement also contained confidentiality, non-competition, non-solicitation and non-disparagement provisions. Mr. F. Wagenhals’ non-competition Restricted Period was six months, which could be reduced to five business days if he was terminated for any reason upon a change in control.

On April 8, 2025, the Company entered into an executive separation agreement with Mr. F. Wagenhals in connection with his resignation, which was effective April 4, 2025 (the “Wagenhals Separation Date”). As a result, Mr. F. Wagenhals’s amended and restated employment agreement terminated, except for certain customary surviving provisions. Pursuant to the executive separation agreement, Mr. F. Wagenhals is, subject to his release of certain claims in favor of the Company (the “Wagenhals ADEA Release”), entitled to receive certain separation benefits, including: (i) payment of all compensation and benefits to which Mr. F. Wagenhals is legally entitled under through the Wagenhals Separation Date, (ii) a cash separation payment equal to $700,000 (the “Wagenhals Cash Severance Payment”), consisting of (a) a lump sum payment of $300,000 (an amount equal to nine months of Mr. F. Wagenhals’s annual base salary) and (b) an aggregate of $400,000 (an amount equal to 12 months of Mr. F. Wagenhals’s annual base salary) to be paid in substantially equal installments in accordance with the Company’s normal payroll practices, which Wagenhals Cash Severance Payment will commence on the Company’s first payroll date that occurs within a 15-day period following the Company’s receipt of the Wagenhals ADEA Release, (iii) reimbursement for all reimbursable expenses due to Mr. F. Wagenhals under his employment agreement as of the Wagenhals Separation Date and (iv) a lump sum payment equal to the value of Mr. F. Wagenhals’s accrued and unused vacation and paid time off balance as of the Wagenhals Separation Date.

Tate Employment Agreement and Separation Agreement

On March 23, 2021, the Company and Mr. Tate entered into an employment agreement, pursuant to which Mr. Tate served as our Director of National Accounts, effective April 1, 2021. As of the date of this filing, the employment agreement has not been amended to reflect Mr. Tate’s promotion to Vice President of Sales in July 2022, which continues to be his current title. Mr. Tate’s employment agreement provides for an initial three-year term, with the Company having the right to extend the agreement for up to three additional one-year terms. The agreement terminates automatically upon

Mr. Tate’s death, and may be terminated by either party with or without cause, or by the Company upon Mr. Tate’s disability, as defined in the employment agreement. Mr. Tate’s employment agreement provides that his annual base salary is $85,000 and that he is eligible for an annual increase in salary of up to 6% based upon performance. In January 2023, Mr. Tate’s annual base salary was increased to $250,000 based upon a verbal agreement with the Company to forgo sales commission in return for a higher base salary. In addition, Mr. Tate’s employment agreement provides that he is eligible to earn 175,000 shares of Common Stock over the initial term of the agreement, so long as he meets certain performance metrics with respect to revenues from his sales, payable as follows; (i) 50,000 at end of year one, (ii) 50,000 at end of year two, and (iii) 75,000 at end of year three. Mr. Tate’s employment agreement also provides that he is eligible for performance commissions equal to 1% to 1.5% of sales, however Mr. Tate subsequently agreed to forgo performance commissions in return for a higher base salary and participation in the Company’s MBO bonus program. Mr. Tate’s employment agreement contains confidentiality, non-competition, non-solicitation and non-disparagement provisions. Mr. Tate’s non-competition Restricted Period is two years and will not be reduced if he is terminated upon a change in control.

On March 14, 2025, the Company entered into a separation agreement with Mr. Tate in connection with his resignation, which was effective March 31, 2025 (the “Tate Separation Date”). As a result, Pursuant to the separation agreement, Mr. Tate is, subject to his release of certain claims in favor of the Company (the “Tate ADEA Release”), entitled to receive certain separation benefits, including: (i) payment of all compensation and benefits to which Mr. Tate is legally entitled under through the Tate Separation Date, (ii) a cash separation payment equal to $450,000 paid in a single lump sum payment in accordance with the Company’s normal payroll practices on the Company’s first payroll date that occurs within a 15-day period following the Company’s receipt of the Tate ADEA Release, (iii) insurance continuation under the Company's health plan pursuant to COBRA (iv) retention of one hundred percent (100%) of his vested shares of Common Stock under the 2017 Plan, (v) reimbursement for all reimbursable expenses as of the Tate Separation Date and (vi) a lump sum payment equal to the value of Mr. Tate's accrued and unused vacation and paid time off balance as of the Tate Separation Date.

T. Wagenhals Employment Agreement

On July 1, 2022, the Company and Mr. T. Wagenhals entered into an employment agreement, pursuant to which Mr. T. Wagenhals serves as our Executive Vice President. Mr. T. Wagenhals’ employment agreement provides for an initial term ending on December 31, 2025, with the Company having the right to extend the agreement for up to three additional one-year terms. The agreement terminates automatically upon Mr. T. Wagenhals’ death, and may be terminated by either party with or without cause, or by the Company upon Mr. Wagenhals’ disability, as defined in the employment agreement. Mr. T. Wagenhals’s employment agreement provides for an (i) annual base salary is $230,000, subject to annual increases of up to 6% in the sole discretion of the Chief Executive Officer and (ii) 100,000 shares of Common Stock per year during the initial term of the agreement, for a total of 300,000 shares. Mr. T. Wagenhals’ employment agreement also contains confidentiality, non-competition, non-solicitation and non-disparagement provisions. Mr. T. Wagenhals’ non-competition Restricted Period is one year and will not be reduced if he is terminated upon a change in control.

Termination Provisions

If the Company terminates Mr. T. Wagenhals’ employment without cause, then he is entitled to salary and insurance benefits for six months from the effective date of his termination, subject to his compliance with all surviving provisions of any confidentiality agreement that he may have signed.

In the event that the Company terminates Mr. T. Wagenhals as an employee without cause or he terminates his employment with the Company for good reason, in either case upon or within 12 months after a change in control, as defined in his employment agreement, then, subject to his execution of a standard release of claims in favor of the Company or its successor Mr. T. Wagenhals will receive (i) salary for a period of six months and for the duration of the employment agreement’s term, (ii) 100% of his remaining unissued and/or unvested equity compensation, and (iii) his performance bonus through the date of termination.

In the event of the termination of employment of Messrs. Kasowski or T. Wagenhals as a result of his death or disability, the executive or his estate, as applicable, will receive (i) all of his unpaid salary through the date of death/disability and a severance benefit of two months’ pay in the case of Mr. Kasowski and one months’ pay in the case of Mr. T. Wagenhals, (ii) all reimbursable expenses and benefits owed to him/her through the date of death/disability together with any benefits payable under any life insurance program in which the executive is a participant, if applicable, (iii) in the case of death any pro-rata share of a bonus or, with respect to Messrs. Kasowski and T. Wagenhals, commissions or bonuses to which he was entitled, payable at the end of the applicable fiscal year.

In the event of retirement of a named executive officer, no additional benefits are paid unless otherwise agreed to.

Grants of Plan-Based Awards

The following table presents information about each grant of an award made to a named executive officer during fiscal 2025 under any Company compensation plan.

	Grant date	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($)	Grant date fair value of stock and option awards ($)(1)
Jared Smith(2)	-	-	-	$-	$-
Paul Kasowski	9/20/2024	100,000	-	$-	$150,000
Robert Wiley	9/19/2024	50,000	-	$-	$76,000
Fred W Wagenhals	8/16/2024	45,000	-	$-	$67,050
	11/6/2024	90,000	-	$-	$112,500
Anthony Tate	6/6/2024	75,000	-	$-	$193,500
Tod Wagenhals(2)	-	-	-	$-	$-
(1)
The amounts in this column reflect the aggregate fair value of stock awards or option awards, as applicable, granted to each named executive officer during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718, Stock Compensation. The valuation assumptions used in determining such amounts are described in the footnotes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2025. The amounts reported in this column reflect our accounting expense for these awards and do not correspond to the actual economic value that may be received by our named executive officers from their stock and stock option awards.
(2)
Mr. Smith and Mr. T. Wagenhals did not receive any grants during fiscal year 2025.

Outstanding Equity Awards at Fiscal Year-end

The following table discloses information about unexercised options and unvested stock and equity incentive plan awards outstanding with respect to our named executive officers at March 31, 2025.

	Option Awards					Stock Awards
	Number of securities underlying unexercised options	Number of securities underlying unexercised options	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
	(#)	(#)	(#)	($)		(#)	($)	(#)	($)
	exercisable	unexercisable
Jared R. Smith	-	125,000	125,000	$2.08	7/24/2034	-	$-	199,998	$275,997
Paul Kasowski	-	-	-	$-	-	-	$-	25,000	$34,500
Robert D. Wiley	-	-	-	$-	-	-	$-	-	$-
Fred W. Wagenhals	-	-	-	$-	-	-	$-	-	$-
Anthony Tate	-	-	-	$-	-	-	$-	-	$-
Tod Wagenhals	-	-	-	$-	-	-	$-	-	$-

Option Exercises and Stock Vested

The following table presents information regarding the named executive officers’ restricted stock vesting during fiscal 2025:

	Stock Awards
	For the year ended March 31,
	2025
	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Jared R. Smith	133,333	$385,733
Paul Kasowski	90,000	$145,050
Robert D. Wiley	75,000	$120,000
Fred W. Wagenhals	135,000	$381,500
Anthony Tate	75,000	$193,500
Tod Wagenhals	100,000	$415,000
(1)
The value realized on vesting is based on the closing market price of our Common Stock on the applicable vesting date.

There were no option exercises during fiscal 2025.

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

401(k) Plan

The Company maintains a tax-qualified 401(k) savings plan which allows participants to defer eligible compensation up to the maximum permitted by the Internal Revenue Service and provides for discretionary matching contributions by the Company.

Potential Payments Upon Termination or Change-in-Control

As discussed above under “Employment Agreements,” our employment agreements with certain of our named executive officers provide for payments in connection with such executive officers’ termination or resignation, including in connection with or following a change in control.

The following tables provide estimates of the payments to which each named executive officer would have been entitled under his employment agreement if his employment had been terminated under the specified circumstances as of March 31, 2025. These tables were prepared using the closing price of the Common Stock on Nasdaq on March 31, 2025 ($1.38) and the respective named executive officer’s salary then in effect. The amounts under the columns that reflect a change in control assume that a change in control occurred on March 31, 2025, and that the executive officer was terminated on such date.

Jared R. Smith

	Termination by the Company without cause or by executive with good reason (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability
As of March 31, 2025
Salary	$500,000	$500,000	$83,333	$83,333
Cash severance (lump sum)	$-	$-	$-	$-
Bonus	$-	$-	$-	$-
Value of accelerated unvested equity	$275,997	$275,997	$-	$-
Life insurance benefit	$-	$-	$-	$-
Insurance benefits continuation	$18,000	$-	$-	$-
Total	$793,997	$775,997	$83,333	$83,333

Paul Kasowski

	Termination by the Company without cause or by executive with good reason (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability
As of March 31, 2025
Salary	$275,000	$-	$-	$-
Cash severance (lump sum)	$-	$-	$-	$-
Bonus	$-	$-	$-	$-
Value of accelerated unvested equity	$34,500	$-	$-	$-
Life insurance benefit	$-	$-	$-	$-
Insurance benefits continuation	$-	$-	$-	$-
Total	$309,500	$-	$-	$-

Anthony Tate(1)

	Termination by the Company without cause or by executive with good reason (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability
As of March 31, 2025
Salary	$-	$-	$-	$-
Cash severance (lump sum)	$450,000	$-	$-	$-
Bonus	$-	$-	$-	$-
Value of accelerated unvested equity	$-	$-	$-	$-
Life insurance benefit	$-	$-	$-	$-
Insurance benefits continuation	$-	$-	$-	$-
Total	$450,000	$-	$-	$-
(1)
The amounts presented in this table reflect severance paid pursuant to the separation agreement between the Company and Mr. Tate in connection with his resignation, which became effective March 31, 2025. See “Employment Agreements—Tate Employment Agreement and Separation Agreement.”

Fred Wagenhals

	Termination by the Company without cause or by executive with good reason (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability
As of March 31, 2025
Salary	$400,000	$400,000	$100,000	$100,000
Cash severance (lump sum)	$-	$-	$-	$-
Bonus	$500,000	$500,000	$500,000	$500,000
Value of accelerated unvested equity	$-	$-	$-	$-
Life insurance benefit	$-	$-	$-	$-
Insurance benefits continuation	$-	$-	$-	$-
Total	$900,000	$900,000	$600,000	$600,000

Tod Wagenhals

	Termination by the Company without cause or by executive with good reason (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability

As of March 31, 2025
Salary	$120,000	$120,000	$20,000	$20,000
Cash severance (lump sum)	$-	$-	$-	$-
Bonus	$-	$-	$-	$-
Value of accelerated unvested equity	$-	$-	$-	$-
Life insurance benefit	$-	$-	$-	$-
Insurance benefits continuation	$-	$-	$-	$-
Total	$120,000	$120,000	$20,000	$20,000

Robert D. Wiley(1)

	Termination by the Company without cause or by executive with good reason (no change in control)	Termination by the Company without cause or by executive with good reason upon or within 12 months of a change in control	Termination upon executive’s death	Termination by the Company due to executive’s disability
As of March 31, 2025
Salary	$406,250	$-	$-	$-
Cash severance (lump sum)	$-	$-	$-	$-
Bonus	$-	$-	$-	$-
Value of accelerated unvested equity	$76,000	$-	$-	$-
Life insurance benefit	$-	$-	$-	$-
Insurance benefits continuation	$2,880	$-	$-	$-
Total	$485,130	$-	$-	$-
(1)
The amounts presented in this table reflect severance paid pursuant to the executive separation agreement between the Company and Mr. Wiley in connection with his resignation, which became effective September 20, 2024. See “Employment Agreements—Wiley Employment Agreement and Executive Separation Agreement.”

CEO Pay Ratio

The following table presents the median of the annual total compensation of all our employees (other than our CEO), the annual total compensation of our CEO and the ratio between the two. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K promulgated by the SEC.

Fiscal year 2025
CEO Compensation	$715,739
Median employee annual total compensation	$44,829
Ratio of CEO to median employee annual total compensation	16:1

In identifying our median employee, we chose March 31, 2025, which is the last day of our most recently completed fiscal year, as the determination date. All of our employees are based in the United States, and all 489 were considered for identifying the median employee, which we did by applying a consistently applied compensation measure across our employee population. For our consistently applied compensation measure, we used annual base salary, as it represents the primary compensation component paid to all of our employees. As a result, annual base salary provides an accurate depiction of total earnings for identifying our median employee. In determining the annual total compensation of the median employee, we calculated such employee’s compensation using the same methodology we use for our named executive officers as set forth in our Summary Compensation table. With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column for fiscal 2025 in our summary compensation table.

SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as the SEC explained when it adopted these rules, in considering the pay-ratio disclosure, stockholders should keep in mind that the rules were not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather were designed to allow stockholders to better understand and assess each particular company’s compensation practices and pay-ratio disclosures.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our named executive officers and certain financial performance of the Company. The Company excluded fiscal year 2021 from all of the tables and graphs below, as fiscal year 2021 was not restated as part of the Company's Form 10-K/A filed with the SEC on May 20, 2025. The Company is excluding this fiscal year as the inclusion of fiscal year 2021 would not provide adequate comparability to the other periods presented.

					Value of Initial Fixed $100 Investment Based on
Year	Summary compensation table total for PEO(1)	Compensation actually paid to PEO(1)(2)	Average summary compensation table total for Non-PEO named executive officers(1)	Average compensation paid to Non-PEO named executive officers(1)(2)	Total Shareholder return(3)	Peer group total shareholder return(3)	Net Income (loss) from Continuing Operations	Adjusted EBITDA(4)
2025	$715,739	$1,176,680	$667,574	$756,947	$23.31	$62.21	$(68,326,499)	$15,252,865
2024	$2,324,574	$1,898,887	$1,199,669	$1,039,534	$46.45	$68.38	$(8,472,225)	$23,966,553
2023	$1,180,137	$2,402,137	$1,176,582	$1,176,300	$33.28	$63.39	$517,607	$31,127,571
2022	$4,359,440	$1,309,740	$2,243,181	$1,613,119	$81.08	$82.71	$11,386,419	$45,180,796
(1)
Mr. Smith served as the Principal Executive Officer ("PEO") for the 2025 and 2024 fiscal years and Mr. F. Wagenhals for the 2023 and 2022 fiscal years. The non-PEO NEOs for the applicable fiscal years were as follows:

2025: Fred Wagenhals, Robert D. Wiley, Paul Kasowski, Anthony Tate, and Tod Wagenhals

2024: Fred Wagenhals, Robert D. Wiley, Anthony Tate, and Tod Wagenhals

2023: Jared Smith, Robert D. Wiley, Anthony Tate, Tod Wagenhals, and Chris Larson

2022: Anthony Tate and Chris Larson

(2)
The Summary Compensation Table totals reported for our PEO and the average of the Non-PEO NEOs for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid”.

	2025		2024		2023		2022
	PEO	AVERAGE FOR OTHER NEOs	PEO	AVERAGE FOR OTHER NEOs	PEO	AVERAGE FOR OTHER NEOs	PEO	AVERAGE FOR OTHER NEOs
Summary Compensation Table ("SCT") Total	$715,739	$667,574	$2,324,574	$1,199,669	$1,180,137	$1,176,582	$4,359,440	$2,243,181
Less: Amount reported under the "Stock Awards Column of the SCT	$-	$(119,810)	$(1,060,973)	$(555,400)	$(84,800)	$(496,260)	$(3,530,800)	$(960,250)
Plus: Year End Fair Value of Outstanding and Unvested Equity Awards	$-	$-	$-	$-	$-	$-	$-	$-
Plus: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	$-	$-	$-	$-	$-	$-	$-	$-
Plus: Fair Value of Vesting Date of Equity Awards Granted and Vested in the Year	$509,669	$209,183	$807,949	$395,265	$1,306,800	$495,978	$481,100	$330,188
Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$-	$-	$-	$-	$-	$-	$-	$-
Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions of the Year	$(48,728)	$-	$(172,663)	$-	$-	$-	$-	$-
Plus: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value of Total Compensation	$-	$-	$-	$-	$-	$-	$-	$-
Total Adjustments:	$460,941	$89,373	$(425,687)	$(160,135)	$1,222,000	$(282)	$(3,049,700)	$(630,062)
COMPENSATION ACTUALLY PAID	$1,176,680	$756,947	$1,898,887	$1,039,534	$2,402,137	$1,176,300	$1,309,740	$1,613,119
(3)
Total Shareholder Return of the Nasdaq Capital Market Composite and the Russell 2000 Index (“Russell 2000”) is cumulative for the periods from March 31, 2021 through March 31, 2025, 2024, 2023 and 2022, respectively. The calculation assumes an investment of $100 in shares of Common Stock and in each of the indexes on March 31, 2021. The calculation of cumulative stockholder return on the Nasdaq CMC and Russell 2000 include reinvestment of dividends, but the calculation of cumulative stockholder return on the Common Stock does not include reinvestment of dividends because we did not pay any dividends during the measurement period.
(4)
We define Adjusted EBITDA as net income (loss) from continuing operations excluding (i) provision or benefit for income taxes, (ii) depreciation and amortization, (iii) interest expense, net, (iv) share-based compensation expenses relating to employee stock awards and common stock purchase options, (v) other income (expense), net, (vi) expenses related to acquisition and divestitures, (vii) professional service and legal fees related to the Special Committee Investigation and (vii) other nonrecurring expenses, such as contingent liabilities associated with litigation and professional service and legal fees related to litigation and investigations.

Relationship Between Compensation Actually Paid and Total Stockholder Return

The graph below illustrates the relationship between our TSR and the Peer Group TSR, as well as the relationship between our TSR and Compensation Actually Paid for the PEO and non-PEO NEOs.

Relationship Between Compensation Actually Paid and GAAP Net Income

The graph below reflects the relationship between the PEO and Average non-PEO NEO Compensation Actually Paid and our GAAP Net Income (Loss) from Continuing Operations.

Compensation Actually Paid vs Net Income (Loss) from Continuing Operations
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$20,000
$10,000
$-
$(10,000)
$(20,000)
$(30,000)
$(40,000)
$(50,000)
$(60,000)
$(70,000)
$(80,000)
$11,386
$1,310
$1,613
$2,402
$518
$1,176
$1,899
$(8,472)
$1,040
$1,177
$757
$(68,326)
3/31/2022
3/31/2023
3/29/2024
3/31/2025
PEO Pay ($ in thousands)
Average Non-Peo Pay ($ in thousands)
GAAP Net Income (Loss) from Continuing Operations ($ in thousands)

Relationship Between Compensation Actually Paid and Adjusted EBITDA (Company-Selected Measure)

The graph below reflects the relationship between PEO and Average non-PEO NEO Compensation Actually Paid and the Company’s Adjusted EBITDA.

Compensation Actually Paid vs Adjusted EBITDA
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$45,181
$2,402
$1,899
$31,128
$1,613
$23,967
$1,310
$1,176
$1,177
$1,040
$15,253
$757
3/31/2022
3/31/2023
3/29/2024
3/31/2025
PEO Pay ($ in thousands)
Average Non-Peo Pay ($ in thousands)
Adjusted EBITDA ($ in thousands)

Tabular List of Most Important Financial Performance Measures

The Company did not use any financial performance measures to link Compensation Actually Paid to our PEO and other NEOs for 2025 to Company performance.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Withum Smith+Brown, PC ("Withum") has served as the Company’s independent registered public accounting firm since July 2, 2025. The Board has selected Withum as the Company’s principal independent registered public accounting firm for the fiscal year ending March 31, 2026. A representative of Withum is not expected to be present at the Annual Meeting and, as such, a representative of Withum will not be available to make a statement or respond to questions during the Annual Meeting.

Stockholder ratification of the Audit Committee’s appointment of Withum as our independent registered public accounting firm is not required by the Bylaws or otherwise. Nonetheless, the Board has elected to submit the appointment of Withum to our stockholders for ratification. With respect to this Auditor Ratification Proposal, the Board’s Audit Committee is not bound by either an affirmative or negative vote. The Audit Committee will consider a vote against Withum by the stockholders in selecting the Company’s independent registered accounting firm in the future.

Change in Certifying Accountant

Withum acquired certain assets of PKF of Texas, PC, the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2025. PKF continued to serve as the Company’s independent registered accounting firm through July 2nd, 2025. On July 2nd, 2025, PKF resigned as our independent registered public accounting firm, and Withum was engaged to serve as our independent registered public accounting firm for the year ending March 31, 2026, effective immediately. The engagement of Withum was approved by the Audit Committee.

The reports of PKF on the Company’s consolidated financial statements for the fiscal years ended March 31, 2025 and March 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.The reports of PKF on the audit of the Company’s internal control over financial reporting for the fiscal years ended March 31, 2024 and 2025 did contain an adverse opinion as the Company did not maintain effective internal control over financial reporting due to multiple unresolved material weaknesses.

During the Company’s fiscal years ended March 31, 2025 and 2024, and the subsequent interim period through July 2nd, 2025, (i) there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKF, would have caused PKF to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended March 31, 2025 and 2024, and the subsequent interim period through July 2nd, 2025, neither the Company nor anyone acting on its behalf consulted with Withum regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Vote Required

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve the Auditor Ratification Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE AUDITOR RATIFICATION PROPOSAL

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board.

The Audit Committee has reviewed and discussed with management and the independent auditor the Company’s annual audited financial statements for the year ended March 31, 2025. The Audit Committee has discussed with Pannell Kerr Forster of Texas, P.C. (“PKF”), the Company’s independent auditor for the 2025 fiscal year, matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (the “SEC”). The Audit Committee has received written disclosures and the letter from PKF required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PKF their independence from management and the Company. Based upon such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 for filing with the SEC.

AUDIT COMMITTEE

Russell W. Wallace, Jr.

Richard Childress

Christos Tsentas

The Audit Committee Report set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

PKF has served as the Company’s independent registered public accounting firm since April 8, 2021 to July 2, 2025.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents the fees billed by PKF for its services during the Company’s last two fiscal years.

	2025	2024
Audit Fees	$453,925	$374,611
Audit-Related Fees	94,671	116,612
Tax Fees	-	-
All Other Fees	1,098,982	1,652,075
	$1,647,578	$2,143,298

It is our policy to engage the principal accounting firm to conduct the audit of the Company’s financial statements and to confirm, prior to such engagement, that such principal accounting firm is independent of the Company to the extent required by SEC rules and regulations. All services of the principal accounting firm reflected above were approved by the Board.

“Audit Fees” are fees paid for professional services for the audit of our financial statements and review of our interim consolidated financial statements included in quarterly reports (as well as services that PKF normally provides in connection with statutory and regulatory filings or engagements).

“Audit-Related Fees” are fees paid for SAS 100 reviews, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews.

“All Other Fees” are fees unrelated to Audit Fees or Audit-Related Fees. For the periods presented, these fees include legal fees incurred by PKF in connection with the investigation conducted pursuant to Section 10A of the Exchange Act and the pending investigation by the SEC's Division of Enforcement, which fees were reimbursed by the Company pursuant to indemnification provisions in the engagement agreement with PKF.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountant to management.

Our Audit Committee requires that our independent registered public accounting firm, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided above under the caption “Audit-Related Fees” were approved by the Board or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

PROPOSAL 3

APPROVAL AND ADOPTION OF THE OUTDOOR HOLDING COMPANY 2025 LONG-TERM INCENTIVE PLAN

Our stockholders are being asked to approve and adopt the Outdoor Holding Company 2025 Long-Term Incentive Plan (the “2025 Plan”), a copy of which is attached to this Proxy Statement as Annex A. Our Board approved the 2025 Plan on July 2, 2025, with the effectiveness of the 2025 Plan subject to stockholder approval at this Annual Meeting. If our stockholders approve this Proposal No. 3, the 2025 Plan will become effective as of the date the 2025 Plan is approved by our stockholders (the “2025 Plan Effective Date”). If the 2025 Plan is not approved by our stockholders, it will not become effective, and no awards will be granted thereunder. We believe that our ability to recruit, retain and incentivize top talent will be adversely affected if the 2025 Plan is not approved. Our Board recommends that stockholders approve the 2025 Plan. Below is a summary of certain key provisions of the 2025 Plan, which is qualified in its entirety by reference to the full text of the 2025 Plan.

Summary of the 2025 Plan

Purpose

The purpose of the 2025 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors. The 2025 Plan will provide for the grant of both incentive stock options (“ISOs”), which are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), and nonqualified stock options (“NSOs” and together with ISOs, “Stock Options”), as well as the grant of stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The granting of awards under the 2025 Plan is intended to align the interests of our service providers with those of our stockholders.

Effective Date and Expiration

The 2025 Plan was originally approved by our Board on July 2, 2025, subject to stockholder approval. The 2025 Plan Effective Date will occur upon approval by our stockholders, and the 2025 Plan will terminate on the tenth anniversary of the 2025 Plan Effective Date, unless sooner terminated by our Board. No award may be made under the 2025 Plan after its termination date, but awards made prior to the termination date may extend beyond that date.

Share Authorization

Subject to adjustment as provided in the 2025 Plan, the maximum number of shares of common stock that may be delivered pursuant to awards granted under the 2025 Plan is 10,000,000 shares (the “Authorized Shares”), of which one hundred percent (100%) may be delivered pursuant to ISOs (the “ISO Limit”). During the term of the 2025 Plan, the Company will at all times reserve and keep available the number of shares of common stock that shall be sufficient to satisfy the requirements of the 2025 Plan.

To the extent that any award under the 2025 Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of common stock covered by the award so forfeited, expired or canceled may again be awarded pursuant to the provisions of the 2025 Plan. In the event that previously acquired shares of common stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under the 2025 Plan, the number of shares of common stock available for future awards under the 2025 Plan shall be reduced only by the net number of shares of common stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of common stock or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the 2025 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares of common stock. Awards will not reduce the number of shares of common stock that may be issued pursuant to the 2025 Plan if the settlement of the award will not require the issuance of shares of common stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the 2025 Plan to the contrary, shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall not increase the maximum number of shares described above as the maximum number of shares of common stock that may be delivered pursuant to ISOs.

Administration

The 2025 Plan will be administered by a committee of the Board that has been authorized to administer the 2025 Plan (the committee will be the Compensation Committee), except if no such committee is authorized by the Board, the Board will administer the 2025 Plan (as applicable, the “Committee”). The Committee will have broad discretion to administer the 2025 Plan, including the power to determine the eligible individuals to whom awards will be granted, determine the number and type of awards to be granted and the terms and conditions of awards, interpret the 2025 Plan, establish and revise rules and regulations relating to the 2025 Plan and sub-plans (including sub-plans for awards made to participants, if any, who are not residents of the United States), establish performance goals for awards and certify the extent of their achievement, accelerate the vesting or exercise of any award, and make any other determinations and take all other actions necessary or advisable for the administration of the 2025 Plan. The Committee may delegate certain duties to one or more of our officers as provided in the 2025 Plan.

Eligibility

Employees (including any employee who is also a director or an officer), contractors, and outside directors of the Company and its subsidiaries will be eligible to participate in the 2025 Plan. As stated above, the basis for participation in the 2025 Plan is the Committee’s decision to select, in its sole discretion, participants from among those eligible. As of June 30, 2025, the Company and its affiliates had approximately seventy employees, five contractors and five outside directors who will be eligible to participate in the 2025 Plan.

Types of Awards

Stock Options

The 2025 Plan provides for the grant of both ISOs, which are intended to qualify under Section 422 of the Code, and NSOs. We may grant Stock Options to eligible persons, except that ISOs may only be granted to persons who are our employees or employees of one of our subsidiaries that is a corporation, in accordance with Section 422 of the Code. The exercise price of a Stock Option cannot be less than 100% of the fair market value of a share of common stock on the date on which the option is granted. If an ISO is granted to an employee who owns (or is deemed to own) more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price must be at least 110% of the fair market value of a share of common stock on the date of grant. Furthermore, the Committee may not grant ISOs to any employee which would permit the aggregate fair market value (computed as of the date of grant) of the common stock with respect to which the ISOs are exercisable for the first time by such employee during any calendar year to exceed $100,000. The Committee will determine the terms of each Stock Option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each Stock Option, the times at which each Stock Option will be exercisable, and provisions requiring forfeiture of unexercised Stock Options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant Stock Options with a term exceeding ten years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of Stock Options may pay the option price by (i) cash, check, bank draft, or money order payable to the order of the Company, (ii) by delivering to us shares of common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price, (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon exercise of the Stock Option and to deliver to us the amount of sale proceeds necessary to pay the purchase price, (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise by the number of shares of common stock having a fair market value equal to the aggregate option price, and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

SARs

The Committee is authorized to grant SARs as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2025 Plan, or tandem SARs. A SAR is the right to receive an amount, in cash or common stock, equal to the excess of the fair market value of a specified number of shares of common stock on the date of exercise over the fair market value of a share of our common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date on which the SAR is granted. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and RSU Awards

The Committee is authorized to grant restricted stock and RSUs. Restricted stock consists of shares of our common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. RSUs are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or RSUs will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the 2025 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

Performance Awards

The Committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2025 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, in which case, the Committee may modify the performance measures or objectives and/or the performance period as the Committee deems appropriate in its sole discretion.

Performance Goals

Awards under the 2025 Plan may be made subject to the attainment of performance goals. Any performance goals may be used to measure our performance as a whole or any of our business units and may be measured relative to a peer group or index. Any performance goal may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, performance goals shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

Other Awards

The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2025 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Dividend Equivalents Rights

The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash, shares or other property, or a combination thereof as determined by the Committee.

No Repricing of Stock Options or SARs

The Committee may not, without the approval of the Company’s stockholders, “reprice” any Stock Option or SAR. For purposes of the 2025 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a Stock Option or SAR to reduce its exercise price or base price, (ii) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the fair market value of a share of common stock in exchange for cash or a Stock Option, SAR, award of restricted stock or other equity award, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles; provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization, (y) exchanging or canceling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2025 Plan.

Vesting, Forfeiture, Recoupment and Assignment

The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2025 Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of our financial statements as set forth in our clawback policy, as such policy may be approved or modified by our Board from time to time.

Awards granted under the 2025 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (x) such Immediate Family Members, and/or (y) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision; provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization

In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards, (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards, (iii) the option price of each outstanding award, (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2025 Plan, and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2025 Plan to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. No adjustment shall be made or authorized to the extent that such adjustment would cause the 2025 Plan or any stock option to violate

Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2025 Plan

The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2025 Plan in whole or in part; provided, that (i) no amendment that requires stockholder approval in order for the 2025 Plan and any awards under the 2025 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2025 Plan may adversely affect any rights of any participants or obligations of us to any participants with respect to any outstanding awards under the 2025 Plan without the consent of the affected participant.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the 2025 Plan. This summary describes the general federal income tax principles that apply, as based on current law and interpretational authorities which are subject to change at any time and is provided only for general information. This summary does not purport to be complete discussion of all potential tax effects relevant to recipients of awards under the 2025 Plan. No attempt has been made to discuss any potential foreign, state, or local tax consequences. This summary is not intended as tax advice to participants, who should consult their own tax advisors. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, Stock Options, SARs, RSUs, and certain types of restricted stock are subject to Section 409A of the Code.

Tax Consequences to Participants under the 2025 Plan

ISOs

A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as NSOs, and not ISOs, for U.S. federal tax purposes, and the participant will recognize income as if the ISOs were NSOs. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the U.S. federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant upon exercise of the ISO (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

NSOs

A participant generally will not recognize income at the time a NSO is granted. When a participant exercises an NSO, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a NSO will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a NSO, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares

If a participant pays the option price of a NSO with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a NSO constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock

A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

SARs

Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards

In the case of an award of RSUs, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Federal Tax Withholding

Any ordinary income realized by a participant upon the exercise of an award under the 2025 Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Outdoor Holding Company

To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters

We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer, (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year), or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2018. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2018, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2025 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2025 Plan and, thus, have a personal interest in the approval of the 2025 Plan.

New Plan Benefits

Grants under the 2025 Plan will be made at the discretion of the Committee, and therefore, the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees, directors and contractors is not currently determinable. Therefore, a New Plan Benefits Table is not provided.

The fair market value of our Common Stock is $1.28 per share based on the closing price of our Common Stock on June 30, 2025.

Vote Required

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve the Incentive Plan Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE INCENTIVE PLAN PROPOSAL

PROPOSAL 4

THE WARRANT SHARE ISSUANCE PROPOSAL

Background

The Settlement Agreement

As previously disclosed, on May 21, 2025 (the “Signing Date”), we entered into the Settlement Agreement, by and among the Company, Speedlight, Mr. Urvan and the Legacy Directors. The Settlement Agreement became effective at 5:00 p.m. Eastern Time on May 30, 2025 pursuant to its terms.

In accordance with the Settlement Agreement, on June 3, 2025, the Company, Speedlight, Mr. Urvan and the Legacy Directors filed a Stipulation of Voluntary Dismissal With Prejudice to dismiss, with prejudice, all claims asserted in the previously disclosed litigation among such parties. The Delaware Court of Chancery has entered the dismissal as the parties requested.

The Settlement Agreement resulted from a months-long negotiation led by the independent directors of the Company’s Board who comprised the Delaware Litigation Settlement Committee (“DLSC”). The DLSC, represented by independent counsel and with the assistance of independent financial experts, worked with the parties to the litigation to resolve the dispute. In the DLSC’s judgment (and the judgment of the Board in creating the DLSC), settling the litigation to permit the Company to move forward without ongoing litigation among members of its Board was critically important to the Company’s long-term business prospects. After negotiations with the parties, and the DLSC’s assessment among other things of the negotiated terms, of an estimate of the range of values of those terms, and of a comparison with estimated ranges of the costs and risks of continued litigation, the DLSC exercised its business judgment and concluded that the terms of the Settlement Agreement as negotiated were in the best interests of the Company and its stockholders. Under the DLSC’s charter, the DLSC was empowered to recommend a settlement to the full Board; it did so, and the full Board approved the Settlement Agreement. This proposal seeks stockholder approval of one piece of the consideration for the settlement paid to Mr. Urvan—specifically for the Additional Warrant that could be issued in exchange for Note 2, as described below.

The Warrant

As partial consideration for the settlement, on the Settlement Effective Date, we issued to an affiliated designee of Mr. Urvan, the Warrant to purchase 7,000,000 shares of Common Stock. The Warrant has a five-year term and an exercise price of $1.81 per share. Pursuant to the terms of the Warrant, the Warrant is exercisable at the holder’s discretion, in whole or in part, on or after the six-month anniversary of the Settlement Effective Date, provided that the Warrant automatically vests and becomes exercisable in certain circumstances, such as bankruptcy, liquidation, termination of the business or other similar events, as well as upon consummation of any Extraordinary Transaction (as defined in the Warrant).

The Warrant is exercisable for cash or on a cashless basis. The number of Warrant Shares issuable upon exercise of the Warrant is subject to customary anti-dilution adjustments. In addition, if at any time we grant, issue or sell any Common Stock equivalents or rights to purchase stock, warrants or securities or other property pro rata to all (or substantially all) of the record holders of any class of shares of Common Stock (“Purchase Rights”), the holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder would have acquired if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Warrant on the record date applicable to the grant, issuance or sale of such Purchase Rights.

Pursuant to the terms of the Warrant, the Warrant Shares may not, subject to certain exceptions, be sold, assigned, transferred or otherwise distributed without prior approval from a majority of the disinterested and independent members of the Board of Directors for a period of four years following the Settlement Effective Date, provided that on or after the first anniversary of the Settlement Effective Date, the holder may transfer 25% of the total issuable shares under the Warrant, with an additional 25%becoming transferable on each of the second, third, and fourth anniversaries of the Settlement Effective Date.

The Unsecured Promissory Notes and Additional Warrant

In addition to the Warrant, we issued to an affiliated designee of Mr. Urvan, (i) an unsecured promissory note in a principal amount of $12.0 million and (ii) an unsecured promissory note in a principal amount of $39.0 million with a temporally limited and unilateral exchange right held by the Company. Note 1 bears interest at 6.50% per annum (subject to a 2.00% increase during an event of default), which interest is payable to the holder annually on May 30, beginning on May 30, 2026 (each interest payment due date, an “Interest Payment Date”). Note 2 bears interest at a rate per annum equal to 4.62% (subject to a 2.00% increase during an event of default), which is payable to the holder annually on the Interest Payment Date.

The unpaid principal balance of Note 1 and Note 2 and all accrued and unpaid interest thereon is due on May 30, 2037 and May 30, 2035, respectively. Pursuant to the terms of Note 1 and Note 2, the Company is required to make annual prepayments of $1.0 million (inclusive of accrued and unpaid interest then due and payable) and $1.95 million, respectively, to the holder on each Interest Payment Date. The Company has the right to prepay all or any part of the principal or interest of the Notes without penalty upon a majority vote of the disinterested and independent members of the Board as then constituted.

With respect to Note 2, the Company also has the unilateral option, at any time prior to May 30, 2026, to prepay all, but not less than all, of the then-outstanding principal amount of Note 2 and accrued and unpaid interest thereon in exchange for the issuance the Additional Warrant (the Additional Warrant together with the Warrant, the “Warrants”) to purchase 13,000,000 shares of Common Stock, provided that the Company must first obtain stockholder approval of the issuance of the Additional Warrant and the Additional Warrant Shares pursuant to Nasdaq Listing Rule 5635. Upon issuance of the Additional Warrant, all remaining obligations under Note 2 would be deemed satisfied with the same force and effect as a prepayment of all principal and accrued and unpaid interest under Note 2. To the DLSC, this unilateral Company right to exchange the Note for the Additional Warrant was a material term in the settlement negotiation; its inclusion significantly reduced the present economic value of Note 2 to the holder at the time of the Settlement Agreement and could, depending on the Company’s share price at the relevant time, extinguish the Company’s obligations under Note 2 for substantially less than the face or present value of Note 2. Any optional prepayment by the Company, whether in cash or by issuance of the Additional Warrant, must be approved by a majority vote of the disinterested and independent members of the Board as then constituted.

The Additional Warrant, if issued, would have a five-year term and an exercise price of $1.00 per share. Pursuant to the terms of the Additional Warrant, the Additional Warrant would be exercisable at the holder’s discretion, in whole or in part, on or after the first anniversary of the issuance date. Except with respect to the exercise price and the vesting date, the terms of the Additional Warrant and the Warrant are substantially similar.

Reasons for Seeking Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market under the symbol “POWW.” Because our Common Stock is listed on Nasdaq, we are subject to Nasdaq’s rules and regulations, including Nasdaq Rules 5635(b) and (d). Nasdaq Rule 5635(b) requires stockholder approval prior to an issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors would own, or would have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of a company and such ownership or voting power would be the company’s largest ownership position. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) which alone or together with sales by officers, directors or substantial shareholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price that is the lower of: (i) the Nasdaq official closing price (as reflected on Nasdaq.com, the “Nasdaq Official Closing Price”) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The right to exchange Note 2 for the Additional Warrant presents a contingent opportunity for the Company. Pursuant to the Settlement Agreement and the terms of Note 2, the ability for the Company to issue the Additional Warrant and the Additional Warrant Shares is contingent on receipt of stockholder approval contemplated by Nasdaq Rules 5635(b) and (d). As noted, the Company’s right to exchange Note 2 for the Additional Warrant significantly reduced the present economic value of Note 2 to the holder at the time of the Settlement Agreement and could, depending on the Company’s share price at the relevant time, extinguish the Company’s obligations under Note 2 for substantially less than the face or present value of Note 2.

On the Signing Date, immediately prior to the signing of the Settlement Agreement, there were 118,744,093 shares of Common Stock outstanding and Mr. Urvan beneficially owned 17,312,857 shares of Common Stock, which accounts for approximately 14.6% of the Company’s outstanding common stock as of such date. The aggregate number of shares of Common Stock underlying the Warrants equals 20,000,000 shares, representing 14.4% of the total number of outstanding shares of Common Stock as of the Settlement Effective Date. If the Warrants vest in full and the holder exercises the Warrants to purchase all of the Warrant Shares and Additional Warrant Shares subject to the Warrants (and sells none of the existing holdings), Mr. Urvan would become a beneficial owner of approximately 26.9% of the outstanding shares of Common Stock (immediately after the issuance of such shares and based on the number of shares of Common Stock outstanding as of the Signing Date). As a result, our issuance of Common Stock pursuant to the Additional Warrant, if issued and exercised in full, would cause Mr. Urvan to own 20% or more of our Common Stock and remain our largest stockholder, which may be deemed a “change of control” for purposes of Nasdaq Rule 5635(b).

Accordingly, we are seeking stockholder approval pursuant to the Nasdaq Rules, including but not limited to Nasdaq Rule 5635(b) , to permit the issuance of the Additional Warrant and the Additional Warrant Shares.

We are not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions set forth in the Settlement Agreement, as the transactions have already been completed. In addition, we are not asking for stockholder approval for the issuance of the Warrant or the Warrant Shares, as Mr. Urvan’s beneficial ownership following the issuance of the Warrant Shares would not exceed 20% or more of our Common Stock, based on the total number of outstanding shares of Common Stock as of the Settlement Effective Date. We are only seeking approval to issue the Additional Warrant and up to an aggregate of 13,000,000 Additional Warrant Shares upon exercise of the Additional Warrant.

Where You Can Find More Information about the Settlement Agreement, including the Warrants and Notes

The summaries above, together with the section titled “Background,” summarize certain information relating to the Settlement Agreement, the Notes and the Warrants in particular, but do not contain all of the information that may be important to you. For a more complete understanding of the matters to be considered at the Annual Meeting, you should read carefully this entire Proxy Statement and the complete copies of the Settlement Agreement, the Warrant, the Notes, the Additional Warrant and the other exhibits that were filed with the Current Report on Form 8-K that we filed with the SEC on May 28, 2025, and Amendment No. 1 to Current Report on Form 8-K that we filed with the SEC on June 2, 2025, which are incorporated herein by reference.

Potential Consequences if the Warrant Share Issuance Proposal is Not Approved

If this Warrant Share Issuance Proposal is not approved by our stockholders, then, pursuant to Note 2, we would not be permitted to issue the Additional Warrant as a prepayment of all principal and accrued and unpaid interest under Note 2, and the Company would remain obliged to repay Note 2 in accordance with its terms. (We would still be permitted to issue the Warrant Shares underlying the Warrant, which is unaffected by this proposal, as Mr. Urvan’s beneficial ownership following the issuance of the Warrant Shares would not exceed 20% or more of our Common Stock, based on the total number of outstanding shares of Common Stock as of the Settlement Effective Date.)

Effect of Approval

If this Warrant Share Issuance Proposal is approved by our stockholders, then, subject to the satisfaction of the vesting and other conditions set forth in the Additional Warrant, including as described herein, we would have the ability, until May 30, 2026, to prepay all principal and accrued and unpaid interest under Note 2 by exchanging Note 2 for the Additional Warrant, and have the ability to issue to the holder the Additional Warrant Shares—i.e., more shares of Common Stock than if our stockholders do not approve this proposal, subject to any future anti-dilution and other adjustments. The issuance of shares of Common Stock upon exercise of the Additional Warrant as described above, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. The economic impact of this dilution could be offset in part by the exchange of Note 2 on terms favorable to the Company, again as described above. In addition, Mr. Urvan would need to pay the Company the exercise price for any shares should he elect to exercise the Warrants.

Vote Required

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve the Warrant Share Issuance Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE WARRANT SHARE ISSUANCE PROPOSAL

PROPOSAL 5

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Our Board has approved, subject to stockholder approval, an amendment to the Certificate of Incorporation to effect a Reverse Stock Split of the Company’s Common Stock at a ratio in the range of 1-for-5 to 1-for-10, with the exact ratio to be determined at the discretion of the Board, and effected at such time and date, if at all, as determined by the Board, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Appendix B (the “Reverse Stock Split Amendment”).

Background and Purpose of the Proposal

Our Certificate of Incorporation currently authorizes the Company to issue a total of 210,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock and 10,000,000 shares of preferred stock.

The primary goal of the Reverse Stock Split, if effected, would be to to increase the trading price per share of our Common Stock. We believe that an increased trading price may increase liquidity for our existing stockholders and improve the marketability of our Common Stock and any securities that are convertible into shares of Common Stock. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 10 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split, if at all, would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, recommendations from banking advisors, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware.

Reasons for the Reverse Stock Split Amendment

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price per share of our Common Stock. We believe that an increase in the trading price per share of our Common Stock will encourage institutional and retail interest in our Common Stock and promote greater liquidity for our existing stockholders.

We recognize that many brokerage houses and institutional investors have internal policies and practices that prohibit or discourage investment in lower-priced stocks. In addition, investors may be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Furthermore, the analysts at many brokerage firms are less likely to monitor the trading activity or otherwise provide coverage of lower-priced stocks. These factors influence market interest in and limit the liquidity of our Common Stock. Consequently, we believe that an increase in the trading price per share of our Common Stock resulting from the Reverse Stock Split will address these concerns and encourage market interest in our Common Stock.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our

Common Stock. Accordingly, our Board approved the Reverse Stock Split Proposal as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase increase the trading price per share of our Common Stock. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment and the intended benefits of the Reverse Stock Split will not be realized.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-10.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•
the per share price of our Common Stock immediately prior to the Reverse Stock Split;
•
the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
•
the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•
prevailing market conditions;
•
general economic conditions in our industry; and
•
our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.

If our stockholders approve the Reverse Stock Split Proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Appendix B. The exact timing of the filing of the Reverse Stock Split Amendment, if at all, will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders.

Effects of the Reverse Stock Split on Common Stock and Preferred Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Based on 117,110,797 shares of our Common Stock outstanding as of the Record Date, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

We are currently authorized to issue a maximum of 200,000,000 shares of our Common Stock. As of the Record Date, there were 117,110,797 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, the 2017 Plan or the 2025 LTIP, if approved, our Board will proportionately reduce such reserve in accordance with the terms of the 2017 Plan and 2025 LTIP, as applicable.

The Reverse Stock Split will not impact the number of authorized or outstanding shares of our Series A Preferred Stock. However, if the Reverse Stock Split is approved by our stockholders and the Board decides to implement the Reverse Stock Split, as of the effective time of the Reverse Stock Split, all outstanding shares of our Series A Preferred Stock will have adjustments to the liquidation preference of the Series A Preferred Stock. Such adjustments to the liquidation preference will be made proportionate with the Reverse Stock Split ratio selected by the Board and in accordance with the terms of the Series A Preferred Stock.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants

If the Reverse Stock Split is effected, all outstanding equity awards granted pursuant to, or available under, the 2017 Plan (e.g., restricted stock units) and the 2025 LTIP, if approved, will be proportionately reduced, in accordance with the terms of the 2017 Plan and 2025 LTIP, as applicable, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Sections 409A and 424 of the Code.

If the Reverse Stock Split is effected, the number of shares of Common Stock purchasable upon the exercise of outstanding warrants, including the Warrant and Additional Warrant, will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged, with any resulting fractional share rounded up to the nearest whole share.

Effect on Record and Beneficial Stockholders

Upon the effectiveness of the Reverse Stock Split, we intend to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of Common Stock with a bank, broker or other nominee, and have any questions in this regard, we encourage you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in book-entry form, if applicable. Stockholders who hold shares of Old Common Stock in a book-entry form will have their holdings electronically adjusted by our transfer agent to give effect to the Reverse Stock Split. If any book-entry statement representing shares of Old Common Stock contains a restrictive legend or notation, as applicable, the corresponding book-entry statements representing shares of New Common Stock will contain the same restrictive legend or notation.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split and, to the extent a stockholder would only be entitled to receive fractional shares as a result of the Reverse Stock Split, such stockholder will only be entitled to receive cash in lieu of such fractional shares and will cease to be a stockholder of the Company. For all other stockholders entitled to receive whole shares of Common Stock after the Reverse Stock Split, the Reverse Stock Split will not affect the relative percentage of shares owned by any continuing stockholder, except for de minimis changes as a result of the elimination of fractional shares.

Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Code, current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common Stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•
an individual citizen or resident of the United States;
•
a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;
•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any fractional share that is rounded up to a full share of New Common Stock (which will not apply to outstanding equity awards granted under the 2017 Plan), a stockholder should not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any whole share received in exchange for a fractional share) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split. Although the matter is not clear, it is possible that U.S. holders whose fractional shares resulting from the Reverse Stock

Split are rounded up to the nearest whole share will recognize gain, which may be characterized as capital gain or as a dividend, to the extent of the value of such rounded-up amount (i.e., less than one share of New Common Stock).

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Vote Required

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

PROPOSAL 6

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation.

At our annual meeting of stockholders held on December 6, 2019, our stockholders voted to adopt the recommendation of our Board to include an advisory vote to approve executive compensation in our proxy materials every three years. If our stockholders approve “3 YEARS” with respect to the Say-on-Frequency Proposal (as recommended by our Board), the next advisory vote to approve executive compensation will be presented at our annual meeting of stockholders held in 2028.

Because this is an advisory vote, this proposal is not binding upon the Company or our Board, however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Executive Compensation,” we believe that the most effective compensation program is one that is designed to reward our executives for the achievement of our short-term and long-term strategic goals. When establishing total compensation for our named executive officers, our Compensation Committee has the following objectives:

•
align our executive’s interest with that of our stockholders; and
•
provide our executives with reasonable and competitive compensation.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion related thereto.”

Vote Required

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve the Say-on-Pay Proposal. This is a non-binding advisory vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE SAY-ON-PAY PROPOSAL

PROPOSAL 7

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to recommend, on an advisory basis, whether the advisory stockholder vote on the compensation of our named executive officers should occur every one, two, or three years. While this vote is a non-binding advisory vote, we value the opinions of stockholders and will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation.

After careful consideration, the Board believes that submitting the advisory vote to approve executive compensation every three years is appropriate for us and our stockholders at this time. The Board believes that an advisory vote at this frequency will provide stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period. An advisory vote that occurs every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation. The Board is therefore recommending that stockholders vote for holding the advisory vote to approve executive compensation every three years. It is anticipated that the next advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders in 2031.

The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preference on the frequency of advisory votes to approve executive compensation.

This vote is advisory and not binding on the Company or our Board in any way. The Board will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.

Vote Required

The frequency of future advisory votes on executive compensation will be approved by a plurality vote of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the Say-on-Frequency Proposal, such that the option receiving the most votes will be considered the recommendation of the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE OPTION TO HOLD FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “3 YEARS”

OTHER INFORMATION

Other Business

We are not aware of any other matters that will be presented for stockholder action at the Annual Meeting. If other matters are properly introduced, the persons named in the accompanying proxy will vote the shares of Common Stock they represent according to their judgment.

Cost of the Solicitation

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of the Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of the Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

Householding of Annual Meeting Materials

Stockholders with multiple accounts who have elected to receive printed copies of our Annual Report and proxy materials and share the same last name and household mailing address will receive a single set of printed copies of our Annual Report and proxy materials, unless we are instructed otherwise. Each stockholder will, however, receive a separate proxy card. Any stockholder who would like to receive separate copies of our Annual Report and/or proxy materials may email or write us at the following address, and we will promptly deliver them. Alternatively, if you received multiple copies of our Annual Report and/or proxy materials and would like to receive combined mailings in the future, please call, email or write us at the following address:

Outdoor Holding Company

7681 East Gray Road

Scottsdale, Arizona 85260

Attention: Investor Relations

ir@outdoorholding.com

(480)-947-0001

Stockholders who hold their shares in street name should contact their broker, bank or other nominee regarding combined mailings.

Communications with Directors

All interested parties, including our stockholders, who wish to contact the Company’s directors may send written correspondence, to the attention of the Secretary, at the following address:

Outdoor Holding Company

7681 East Gray Road

Scottsdale, Arizona 85260

Attention: Investor Relations

ir@outdoorholding.com

Communications may be addressed to an individual director (including our Chairman), or to the independent directors.

Proposals for 2026 Annual Meeting of Stockholders

Rule 14a-8 Stockholder Proposals: To be considered for inclusion in our proxy statement for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, the Company must receive notice of such stockholder proposal on or before the close of business (5:00 p.m. local time) on [●], unless the date of the 2026 Annual Meeting is more than 30 days before or after August 29, 2026, in which case the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2026 Annual Meeting. The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to: Outdoor Holding Company, 7681 East Gray Road, Scottsdale, AZ 85260, Attention: Secretary.

Stockholder Proposals Outside of Rule 14a-8: Pursuant to the proxy rules under the Exchange Act, we hereby notify our stockholders that the notice of any stockholder proposal or director nomination to be submitted outside of the Rule 14a-8 process for consideration at the 2026 Annual Meeting must be received by our Secretary no later than [●], unless the date of the 2026 Annual Meeting is more than 30 days before or after August 29, 2026, in which case the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2026 Annual Meeting. Universal Proxy Rules: In addition to satisfying any requirements under the Bylaws, to comply with the SEC’s universal proxy rules under Rule 14a-19, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 30, 2026, unless the date of the 2026 Annual Meeting is more than 30 days before or after August 29, 2026, in which case such notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which we first make a public announcement of the date of the 2026 Annual Meeting.

Appraisal Rights

Stockholders do not have appraisal rights under Delaware law in connection with this proxy solicitation.

No Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

Outdoor Holding Company
2025 LONG-TERM INCENTIVE PLAN

The Outdoor Holding Company 2025 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Outdoor Holding Company, a Delaware corporation (the “Company”), effective as of July 2, 2025 (the “Board Approval Date”) to be effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”).

Article 1.
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, Other Awards, and Tandem Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2.
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

(a) any Person, or more than one Person acting as a “group” (as defined in Section 13(d) of the Exchange Act) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below;

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger, share exchange, reorganization, consolidation or similar transaction involving the Company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company, in one or a series of related transactions, of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act except that a Person shall be deemed to be the “Beneficial Owner” of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the 60-day period referred to in such rule).

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing, (i) a transaction will not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before the transaction and (ii) no transaction or series of transactions shall be deemed to constitute a Change of Control unless and to the extent such transaction or transactions constitute a change in ownership or control under Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11 “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means Outdoor Holding Company, a Delaware corporation, and any successor entity.

2.13 “Contractor” means any natural person (or a wholly owned alter ego entity of the natural person providing such services of which such person is an employee, stockholder, or partner), who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Exercise Date” is the date (i) with respect to any Stock Option, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any income and/or employment tax withholding or other tax payment due with respect to such Award); and (ii) with respect to any SAR, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to any income and/or employment tax withholding or other tax payment due with respect to such SAR.

2.20 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.21 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.22 “Immediate Family Members” is defined in Section 15.8 hereof.

2.23 “Incentive” is defined in Section 2.3 hereof.

2.24 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.25 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.26 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.27 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32 “Performance Goal” means any of the performance goals set forth in Section 6.10 hereof.

2.33 “Plan” means this Outdoor Holding Company 2025 Long-Term Incentive Plan, as amended from time to time.

2.34 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.35 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.36 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.37 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.38 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.39 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.40 “Spread” is defined in Section 12.4(b) hereof.

2.41 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.42 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.43 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law or as otherwise may be provided by a Participant’s Award Agreement, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.43, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.44 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy or under any applicable non-U.S. law; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform the Participant’s duties of employment for a period of six continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.44, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3.
ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or the Committee, if a Committee is designated by the Board to administer the Plan. The Committeeshall consist of not fewer than two persons, unless there are not two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committeeshall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate such officer as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations, and sub-plans (including sub-plans for Awards made to Participants who are not residents in the United States) as necessary or appropriate for the administration of the Plan, to obtain favorable tax treatment for the Awards or to ensure compliance with securities law, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b‑3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such formerly mandated restrictions and/or to waive any such formerly mandated restrictions with respect to outstanding Awards.

Article 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5.
SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 10,000,000 shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

Article 6.
GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within 10 years of Board Approval Date. The Plan shall be submitted to the Company’s stockholders for approval at the first stockholder meeting after the Board Approval Date; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to the attainment of such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the electronic registration of a share (or, if applicable, the issuance of a separate stock certificate) and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committeeshall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committeedetermines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register Restricted Stock awarded to a Participant in the Participant’s name, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to the Participant’s Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Shares of Common Stock free of restriction under this Plan shall be electronically registered in the Participant’s name (or, if certificates are issued shall be delivered to the Participant) promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant (including, if applicable, any certificates for such shares). Each Award Agreement shall require that: each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committeemay grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction. The value of Restricted Stock Units may be paid in Common Stock, cash, or a combination of both, as determined by the Committee, in its sole discretion, and set forth in the Award Agreement.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business or individual performance criteria established by the Committee in its sole discretion. Any Performance Goal may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Goal may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Goals shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

6.12 No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR without stockholder approval. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its exercise price or base price, (b) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13 Recoupment for Restatements. This Plan is subject to any written clawback policies that the Company, with the approval of the Board, may adopt. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards under the Plan to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to the Plan.

Article 7.
AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committeemay, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of 10 years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option. Each Award Agreement with respect to a Stock Option shall include provisions governing exercise of the Stock Option on or following the Participant’s Termination of Service, which shall be established by the Committee in its sole discretion.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the Exercise Date with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option and promptly deliver to the Company the amount of sale proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of the Participant’s death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of the Participant’s death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant, in the Committee’s sole discretion.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committeemay from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of an Exercise Notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant. For purposes of clarity, any amendment to an existing Award resulting in a less favorable tax consequence to a Participant under the Award shall not be considered to adversely affect the rights of the Participant.

Article 10.
TERM

The Plan shall be effective as of the Effective Date and unless sooner terminated by action of the Board, the Plan will terminate on the 10th anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

The computation of any adjustment under this Article 11 shall be conclusive and shall be binding upon each affected Participant and upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment.

Article 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholdersand except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the 30 day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

Article 15.
MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committeeshall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the registration of shares or delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax, social insurance, or fringe benefit requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of an Award to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that(x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Award is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Award shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Award shall be transferable, exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Award. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under an Award that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. The shares of Common Stock or other securities of the Company delivered pursuant to an Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions.

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholderor existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Scottsdale, Arizona.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of ____________, 2025, by its Chief Executive Officer pursuant to prior action taken by the Board.

OUTDOOR HOLDING COMPANY

By: ________ _________________________

Name: Steven F. Urvan

Title: Chief Executive Officer

APPENDIX B

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

OUTDOOR HOLDING COMPANY

Outdoor Holding Company (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1. This Certificate of Amendment amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, as amended, originally filed with the Secretary of State of the State of Delaware on October 24, 2018 (the “Certificate of Incorporation”).

2. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Certificate of Incorporation to effect a reverse stock split at a ratio of 1-for-[●], (ii) declaring such amendment to be advisable and in the best interest of the Corporation and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3. Upon this Certificate of Amendment becoming effective, Paragraph A of Article IV of the Certificate of Incorporation is hereby amended by adding the following new paragraph immediately following Section 2:

“3. Reverse Stock Split.

Effective at [●] p.m., Eastern Time, on [●], 202[●] (the “Split Effective Time”), every [●] ([●]) shares of Common Stock issued and outstanding or held by the Corporation as treasury shares immediately prior to the Split Effective Time shall automatically, and without any action on the part of the stockholders, combine and convert into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock (the “Reverse Split”). In the case of a holder of shares not evenly divisible by [●] ([●]), in lieu of a fractional share of Common Stock, such holder shall receive a cash payment equal to the fraction of a share, as applicable, to which such holder would otherwise be entitled multiplied by the closing price per share of the Common Stock as reported on The Nasdaq Stock Market, LLC at the close of business on the trading day preceding the Split Effective Time. As of the Split Effective Time and thereafter, a certificate(s) representing shares of Common Stock prior to the Reverse Split is deemed to represent the number of post-Reverse Split shares into which the pre-Reverse Split shares were converted, subject to elimination of fractional share interests as described above.”

4. This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Certificate of Incorporation.

5. This Certificate of Amendment shall become effective at [●] p.m., Eastern Time, on [●], 202[●].

6. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●], 202[●].

OUTDOOR HOLDING COMPANY,

a Delaware corporation

By:

Name: Steven F. Urvan

Title: Chief Executive Officer

B-2

Company Logo OUTDOOR HOLDING COMPANY 7681 E GRAY RD. SCOTTSDALE, AZ 85260 SCAN TO OUTDOOR HOLDING COMPANY7681 E GRAY RD.SCOTTSDALE, AZ 85260 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/POWW2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V76920-P35526 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OUTDOOR HOLDING COMPANY The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4, 5 and 6: 1. Director Election Proposal – to elect five directors to serve on our Board of Directors until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified; Nominees: For Against Abstain 1a. Steven F. Urvan ☐ ☐ ☐ 1b. Christos Tsentas ☐ ☐ ☐ 1c. Wayne Walker ☐ ☐ ☐ 1d. Houman Akhavan ☐ ☐ ☐ 1e. David Douglas ☐ ☐ ☐ 2. Auditor Ratification Proposal – to ratify the appointment of Withum Smith & Brown, P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2026; ☐ ☐ ☐ 3. Incentive Plan Proposal – to approve the Outdoor Holding Company 2025 Long-Term Incentive Plan; ☐ ☐ ☐ 4. Warrant Share Issuance Proposal – to approve, for the purpose of complying with the applicable rules of the Nasdaq Capital Market (“Nasdaq” and such rules, the “Nasdaq Rules”), including but not limited to Nasdaq Rule 5635(b) and (d), the issuance of a warrant (the “Additional Warrant”) and the issuance of up to 13,000,000 shares of our Common Stock upon exercise of the Additional Warrant to an affiliated designee of Steven F. Urvan, Chairman of the Board and our Chief Executive Officer, pursuant to the Settlement Agreement (as defined in the accompanying Proxy Statement) that became effective on May 30, 2025; ☐ ☐ ☐ 5. Reverse Stock Split Proposal – to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio in the range of 1-for-5 to 1-for-10 (the “Reverse Stock Split”), with the exact ratio to be determined at the discretion of the Board, to be effected at such time and date, if at all, as determined by the Board, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting; ☐ ☐ ☐ 6. Say-on-Pay Proposal – to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement; and ☐ ☐ ☐ The Board of Directors recommends you vote 3 Years on the following proposal: 1 Year 2 Years 3 Years Abstain 7. Say-on-Frequency Proposal – to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation. ☐ ☐ ☐ ☐ NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the named proxies in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Preliminary Copy – Subject to Completion Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K is available at www.proxyvote.com. ------------------------------------------------------------------------------- V76921 V76921-P35526 OUTDOOR HOLDING COMPANY 2025 Annual Meeting of Stockholders August 29, 2025 12:00 p.m. Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Steven F. Urvan and Paul Kasowski, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of OUTDOOR HOLDING COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. Eastern Time, on August 29, 2025, at www.virtualshareholdermeeting.com/POWW2025, and any adjournment or postponement thereof, conferring authority upon such proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "For" each director nominee, "For" Proposals 2, 3, 4, 5 and 6, and "3 Years" for Proposal 7, in accordance with the Board of Directors' recommendations. In their discretion, the named proxies are authorized to vote on such other matters that may properly come before the meeting or any adjournment or postponement thereof. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this proxy card. Continued and to be signed on reverse side